UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07943

Nuveen Multistate Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Annual Report

May 31, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class I
Nuveen Georgia Municipal Bond Fund	FGATX	NMUBX	FGACX	FGARX
Nuveen Louisiana Municipal Bond Fund	FTLAX	—	FTLCX	FTLRX
Nuveen North Carolina Municipal Bond Fund	FLNCX	FBNCX	FCNCX	FCNRX
Nuveen Tennessee Municipal Bond Fund	FTNTX	FMTBX	FTNCX	FTNRX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area are casting a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. At the same time, member nations appear unwilling to provide adequate financial support or to surrender sufficient sovereignty to strengthen the banks or unify the Euro area financial system. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time will begin to run out.

In the U.S., strong corporate earnings have enabled the equity markets to withstand much of the downward pressures coming from weakening job creation, slower economic growth and political uncertainty. The Fed remains committed to low interest rates but has refrained from predicting another program of quantitative easing unless economic growth were to weaken significantly or the threat of recession appears on the horizon. Pre-election maneuvering has added to the already highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer.

During the last year, U.S. based investors have experienced a sharp decline and a strong recovery in the equity markets. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

July 20, 2012

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Portfolio managers Daniel Close and Steven Hlavin review economic and municipal market conditions at the national and state levels, key investment strategies and the performance of the Nuveen Georgia Municipal Bond Fund, the Nuveen Louisiana Municipal Bond Fund, the Nuveen North Carolina Municipal Bond Fund and the Nuveen Tennessee Municipal Bond Fund. Dan, who has 14 years of investment experience, has managed the Georgia, North Carolina and Tennessee Funds since 2007. Steve, with nine years of investment experience, has managed the Louisiana Fund since 2011.

What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ending May 31, 2012?

During this period, the U.S. economy’s progress toward recovery from recession remained moderate. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark Fed Funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its June 2012 meeting (following the end of this reporting period), the central bank affirmed its opinion that economic conditions would likely warrant keeping the Fed Funds rate at “exceptionally low levels” at least through late 2014. The Fed also announced that it would extend its program to lengthen the average maturity of its holdings of U.S. Treasury securities by purchasing another $267 billion of these securities (in addition to the $400 billion originally announced in September 2011) with remaining maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed has now extended through the end of December 2012, are to lower longer-term interest rates, make broader financial conditions more accommodating, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the first quarter of 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 1.9%, marking eleven consecutive quarters of positive growth. The Consumer Price Index (CPI) rose 1.7% year-over-year as of May 2012, the lowest twelve-month rate of change since February 2011, while the core CPI (which excludes food and energy) increased 2.3% during the period, edging above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Labor market conditions continued to be slow to improve, with national unemployment registering 8.2% in May 2012, down from 9.0% in May 2011 but a slight uptick from the 8.1% reading in April 2012. The housing market remained the major weak spot in the economy, beleaguered by a high level of distressed properties and difficult credit conditions. For the twelve months ended April 2012 (most recent data available at the time this report

Nuveen Investments	5

was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller Index of 20 major metropolitan areas lost 1.9%, as housing prices remained at the lowest levels since early 2003, down approximately 34% from their 2006 peak. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and global financial markets in general and efforts to reduce the U.S. federal deficit.

Municipal bond prices generally rallied during this period, amid strong demand and tight supply. Although the availability of tax-exempt supply improved in recent months, the pattern of new issuance remained light compared with long-term historical trends. This served as a key driver of performance, as tight supply and strong demand combined to create favorable market conditions for municipal bonds. Concurrent with rising prices, yields declined across most maturities, especially at the longer end of the municipal yield curve. The depressed level of municipal bond issuance during the first part of this period was due in part to the lingering effects of the taxable Build America Bonds (BAB) program. Even though the BAB program expired at the end of 2010, issuers had made extensive use of its favorable terms to issue almost $190 billion in taxable BAB bonds during 2009 and 2010, representing approximately 25% of all municipal issuance during that period. Some borrowers accelerated issuance into 2010 in order to take advantage of the program before its termination, fulfilling their capital program borrowing needs well into 2011 and 2012. The low level of municipal issuance during this period also reflected the current political distaste for additional borrowing by state and local governments and the prevalent atmosphere of municipal budget austerity. In recent months, we have seen an increasing number of borrowers come to market seeking to take advantage of the current rate environment by calling existing debt and refinancing at lower rates.

Over the twelve months ended May 31, 2012, municipal bond issuance nationwide totaled $357.4 billion, an increase of 2.7% compared with issuance during the twelve-month period ended May 31, 2011. During this period, demand for municipal bonds remained very strong, especially from individual investors.

What type of economic environment did the states profiled in this report experience?

Georgia continued to recover from the recent recession during this reporting period. In 2011, the state saw its economy expand at a rate of 1.7%, compared with the national average of 1.5%, ranking Georgia 16th in the nation in terms of GDP growth by state. In recent months, this recovery continued, led by employment gains in professional and business services, retail trade, and education and health care, which represented almost 40% of the state’s jobs. As of May 2012, unemployment in Georgia was 8.9%, its lowest level since January 2009, down from 9.8% in May 2011, but still higher than the national rate of 8.2%. Georgia’s growth has been supported by a diverse economic base including service industries, transportation, tourism, agriculture and manufacturing. The state’s transportation capabilities include one of the world’s busiest airports (Hartsfield-Jackson Atlanta International Airport) and major port facilities on the East Coast, including the Port of Savannah. Overall, Georgia’s housing market continued to act as the main drag on its growth. The state, which had the nation’s fourth highest rate of foreclosures in 2011, moved to the top of the list in May 2012, with one in every 300 housing units in foreclosure. According to the S&P/Case-Shiller Index of 20 major metropolitan areas,

6	Nuveen Investments

housing prices in Atlanta fell 17.0% during the twelve months ended April 2012 (most recent data available at the time this report was prepared), the only double-digit decline among the 20 cities in the index. This compared with a price decline of 1.9% nationally. With 22 consecutive months of negative annual returns, Atlanta’s average home price remained below the levels of January 2000. In May 2012, Georgia adopted a $19.3 billion state budget for fiscal 2013, increasing spending by 4.5% from fiscal 2012. As of May 2012, Georgia’s general obligation debt continued to be rated Aaa and AAA with stable outlooks from both Moody’s and S&P, respectively. For the twelve months ended May 31, 2012, municipal issuance in Georgia totaled $7.8 billion, an increase of 13.5% over the twelve months ended May 31, 2011.

During the recent recession, Louisiana’s economy generally outperformed the nation as a whole due in large part to the continued rebuilding and clean-up efforts following Hurricane Katrina in 2005 and the Gulf of Mexico oil spill in 2010. As these efforts tapered off, the state’s economic expansion slowed. In 2011, Louisiana’s economy grew at a rate of 0.5%, down from 9.4% in 2010. This compared with the national growth rate of 1.5% for 2011, ranking Louisiana 36th in terms of GDP growth by state. The resumption of oil drilling in the Gulf of Mexico should provide a boost to further growth in the state, and the opening of new areas to deep-sea drilling, all to be operated out of Louisiana, has been proposed for both the U.S. and Mexico. As of May 31, 2012, Louisiana’s unemployment rate of 7.2% was a full percentage point below the national average of 8.2% and down from 7.4% in May 2011. While the Louisiana state budget for fiscal 2012 closed a $1.6 billion gap, tax collections for the period fell short of expectations, necessitating additional cuts. The proposed budget for fiscal 2013, which was introduced in February 2012, once again addressed a budget shortfall through the use of non-recurring revenues and expenditure reductions, including overhauling the state employee pension system and eliminating more than 6,000 full-time executive branch positions. Nonetheless, the budget also called for increasing spending for K-12 education and maintaining current funding levels for higher education. As of May 2012, Louisiana’s general obligation bonds were rated Aa2 by Moody’s and AA by S&P. Louisiana issued $3.4 billion in municipal bonds during the twelve months ending May 31, 2012, a decrease of 48% year over year.

The pace of economic growth in North Carolina quickened toward the end of 2011 and into 2012. For 2011, the state’s economy expanded 1.8%, compared with the national average of 1.5%, ranking North Carolina 15th in the nation in terms of GDP growth by state. The state’s manufacturing sector, once a leader in textiles, furniture and tobacco, was not expected to resume its role as a major driver in the North Carolina economy, as overseas competitors take the lead in those industries, but the sector posted steady employment gains during this period. Although North Carolina has worked to transition its economy away from old-line manufacturing into sectors oriented toward research, technology and services, manufacturing continued to represent 11% of the state’s jobs, compared with 9% nationally. At the same time, job losses in the public sector resulting from tight state budgets finally appeared to be moderating. Two of North Carolina’s top three employers include U.S. military bases (Fort Bragg and Camp Lejeune), with more than 110,000 workers. As of May 2012, North Carolina’s unemployment rate was 9.4%, its lowest level since January 2009, down from 10.5% in May 2011 and its recent peak of

Nuveen Investments	7

11.4% in early 2010, but still higher than the national rate of 8.2%. In the state’s housing market, single-family housing permits and starts increased modestly in 2011, helped by some pent-up demand and healthy demographics. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in Charlotte rose 0.8% during the twelve months ended April 2012 (most recent data available at the time this report was prepared), compared with a price decline of 1.9% nationally. In June 2011, North Carolina enacted a two-year budget for fiscal 2012 and 2013. Key revenue sources, sales tax collections, and income tax withholdings continued to outpace budget forecast projections, according to Moody’s. As of May 2012, Moody’s and S&P rated North Carolina general obligation debt at Aaa and AAA, respectively. During the twelve months ended May 31, 2012, municipal issuance in North Carolina totaled $5.6 billion, a decrease of 18% from that issued during the twelve months ended May 31, 2011.

The Tennessee economy has regained momentum, as job creation improved and industrial production grew more rapidly than at the national level. In 2011, the state’s economy expanded at a rate of 1.9%, compared with the national growth rate of 1.5%, ranking Tennessee 13th in terms of GDP growth by state. Manufacturing, which accounted for 11.5% of the state’s jobs compared with 9% nationally, was expected to continue to benefit from major capital investments in Tennessee factories. As of May 31, 2012, Tennessee’s unemployment rate was 7.9%, down from 9.4% in May 2011 and below the national rate of 8.2%. The Tennessee state budget for fiscal 2013, which was introduced in January 2012 and enacted in May 2012, totaled $31.5 billion. Because Tennessee does not have an income tax, the state depends largely on sales taxes, which account for approximately 60% of state tax revenues. While the budget covered a 2.5% salary increase for state government employees, only the second such raise over the past five years, plans also called for cutting more than 1,100 state jobs. As of May 2012, Tennessee’s general obligation bonds maintained ratings of Aaa from Moody’s and AA+ from S&P. For the twelve months ended May 31, 2012, Tennessee issued $4.5 billion in municipal bonds, an increase of 7% from the twelve months ended May 31, 2011.

How did the Funds perform during the twelve-month period ending May 31, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the one-year, five-year and ten-year periods ending May 31, 2012. The tables also compare these returns to each Fund’s benchmark index and appropriate Lipper classification average.

During the past twelve months, the Class A Shares at net asset value of the Georgia, Louisiana, North Carolina and Tennessee Funds all outperformed their national benchmark, the S&P Municipal Bond Index and their corresponding state-specific S&P Index. The Georgia, Louisiana and Tennessee Funds also outpaced their respective Lipper classification averages, while only the North Carolina Fund modestly lagged this performance measure.

8	Nuveen Investments

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics as used in the past. Nuveen municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen Georgia, North Carolina and Tennessee Municipal Bond Funds

The Nuveen Georgia Municipal Bond Fund’s relative outperformance of the S&P Municipal Bond Index was driven by its favorable duration, or interest rate positioning. Specifically, the Fund had greater representation of more interest rate sensitive, longer duration bonds as well as less exposure to shorter duration issues. This was a positive factor behind the Fund’s results, as longer duration securities benefited more than shorter duration issues in the declining interest rate environment of the past twelve months. On an individual basis, some of our longest duration holdings fared the best in this environment, including an inverse floating rate security and long dated zero coupon bonds. Because “inverse floaters” and “zeroes” tend to have long durations, their elevated sensitivity to rate movements added to the Fund’s performance.

Another source of outperformance was our credit rating positioning, namely, the Fund was overweight in bonds with credit ratings of BBB and lower. Given investors’ search for income amid low interest rates, bonds with higher yields but more credit risk benefited from high demand.

In sector terms, the Fund was hampered by a modest overweighting to pre-refunded bonds. These high quality, short duration securities lagged in an environment in which investors preferred the opposite, lower quality, longer duration issues. This underperformance was counterbalanced, however, by good results from the Fund’s health care position.

During the past year, and especially in the latter half of the twelve-month reporting period, our management approach was shaped by substantial bond call activity. In the low interest rate environment, issuers had a significant financial incentive to refinance their debt. Significant cash came into the portfolio as a number of its bond holdings were called, requiring us to reinvest those proceeds in order to keep the Fund fully invested.

To put this money to work, we were active in both the Georgia new-issue market as well as the secondary tax-exempt bond market. We made purchases across a number of sectors, especially general obligation (GO), water/sewer and higher education bonds. While the characteristics of these bonds varied, when possible we sought to add attractively valued longer dated, lower rated securities.

As with the Georgia Fund, good duration positioning helped lift the Nuveen North Carolina Municipal Bond Fund’s results above the S&P Index. More specifically, the Fund’s overweighting in longer duration securities and corresponding underweighting in shorter dated issues added to performance, as longer bonds held an advantage over their shorter dated counterparts in a falling rate environment.

Nuveen Investments	9

In contrast, the North Carolina Fund’s credit rating positioning had a modestly negative impact on relative performance. Compared to the S&P Index, North Carolina’s tax-exempt bond issuance skews toward high quality bonds. Accordingly, the portfolio had less representation in BBB-rated bonds, which did better than higher grade securities. From a sector perspective, the Fund’s positioning included successful toll road bonds from the transportation sector helping results but an overweighting in pre-refunded debt hampering performance.

Some of our most helpful individual securities were very long duration holdings, including the Fund’s long dated zero coupon bonds and an inverse floater. One notable individual underperformer, however, was a portfolio hedge in a forward interest rate swap that we put in place to keep the Fund’s duration from extending too far from our target range. This hedge fulfilled this function exactly as intended, but because interest rates continued to decline, this duration shortening position was a detractor during the period. If rates were to rise in the future, however, we would expect this position to outperform.

In managing the North Carolina Fund, we made new purchases during the period consisting of high and intermediate quality health care bonds. Health care is a frequent area of emphasis for Nuveen, given the substantial experience of Nuveen’s credit research team in this area and our confidence in our ability to identify good values there. Other notable acquisitions included several water/sewer bonds that we bought at good prices relative to the securities’ return potential.

As in Georgia, our purchases were largely driven by call activity, in addition to healthy new shareholder inflows, which gave us a steady stream of cash requiring investment. While sales activity was very limited, we did sell one continuing care retirement community bond.

The Tennessee Fund similarly outperformed the S&P Index, in part on the strength of its duration positioning. This Fund, too, was overweight in long maturity securities, including helpful positions in long dated zero coupon bonds and an inverse floating rate security. Credit quality allocation was another positive factor, with overweight BBB-rated and below investment grade rated bonds adding to results, as did a corresponding underweight in the highest quality bonds. In particular, the Fund’s holdings in gas prepaid bonds, which make up a sizeable portion of the Tennessee municipal bond universe, did quite well, as these predominantly lower rated securities gained in price as their demand increased.

As with the other two Funds, call activity and to a lesser extent new investments from shareholders drove our purchase activity during the period. We had little inclination to sell securities, given the healthy amount of cash coming into the portfolio to fund our desired purchases and the fact that we were comfortable with the portfolio’s existing structure and saw little need to make significant changes.

Purchases during the period came from both the primary (new-issue) and secondary municipal bond markets and consisted of short-, intermediate- and long dated bonds, depending on what was available when we had funds needing investment. A number of our purchases were mid-grade water/sewer bonds, and we also added some health care issues of mid to lower quality that we believed provided good value. In addition, we

10	Nuveen Investments

periodically bought very short maturity, high quality liquid bonds to function as placeholders in the portfolio that could be sold easily once better valued, longer dated Tennessee bonds came available.

Nuveen Louisiana Municipal Bond Fund

Compared with the S&P Municipal Bond Index, the Nuveen Louisiana Municipal Bond Fund enjoyed very favorable results during the twelve-month period. The Fund benefited from its duration positioning, meaning its sensitivity to interest rate changes. Interest rates, and especially long-term interest rates, fell steadily throughout the past year. This situation was positive for our portfolio, given that the Fund’s duration was longer than that of the overall market, as measured by the S&P Index, and therefore the Fund was more responsive as rates fell. Similarly, the Fund was helped by its smaller allocation to very short dated bonds, which failed to gain in value to the same extent as longer dated securities.

Another notable source of outperformance was the Fund’s credit quality positioning. Lower rated bonds tended to outperform issues with high credit ratings, as investors sought better yields in the low interest rate environment and were willing to assume additional credit risk. Under these conditions, our increased exposure to BBB-rated and A-rated bonds proved helpful. The Fund’s overweighting in BBB-rated bonds stemmed largely from the unique characteristics of the Louisiana municipal market, which traditionally features a larger than average volume of issuance in this credit rating category.

In sector terms, the Fund’s performance was supported by our overweighting in categories that fared relatively well overall, specifically, sales tax-supported bonds and hospital issues. Sales tax bonds benefited from slow but steady economic growth, which in turn increased investors’ expectations for stronger sales tax revenues that sustain the bonds’ income stream. Hospital bonds, meanwhile, outperformed on the improving financial position of many issuers and the expected fiscal benefits surrounding federal health care reform legislation. The Fund was also overweight in higher education bonds, an outperforming category within the Louisiana market. The positive impact of our sector exposure was somewhat offset by a reduced but remaining overweight among lagging single-family housing bonds. In a low interest rate environment, these securities are vulnerable to the risk of homeowners prepaying their mortgages early and therefore prematurely cutting off the bonds’ income stream.

Favorable security selection of Louisiana tobacco securitization bonds also lifted the Fund’s results. Many analysts consider these bonds among the financially strongest in the tobacco sector nationwide, and additionally these issues benefited from their lower credit quality in an environment favoring those types of bonds. Our position in gas and fuel tax bonds also made a positive impact. One group of securities that did not fare as well, however, was corporate-backed industrial development revenue bonds with short term call dates, especially a position issued by International Paper, a leading paper-products manufacturer. Because these securities are eligible to be called at par in a number of months, they did not trade at a higher premium in the low interest rate environment.

Nuveen Investments	11

The Louisiana Fund enjoyed a healthy amount of new shareholder investments into the portfolio throughout the period, which coincided with a decent supply of new securities from which to select. Therefore, we did not need to sell many bonds in order to finance our new purchases. When we did sell securities, they tended to be single-family housing bonds or utility bonds with short call dates, both of which we targeted for sale because of their limited performance potential and what we saw as less relative value in those sectors.

Many of our new purchases were lower investment grade rated bonds, which, represent a relatively large percentage of municipal bond issuance in Louisiana. Our new portfolio additions were diversified across multiple sectors: we added bonds issued by the New Orleans Aviation Commission, Marathon Oil, Westlake Chemical, the Caddo Bossier Port Utility, Louisiana Citizens Property Insurance and Loyola University, as well as hospital bonds issued for both East and West Jefferson Parrish. In all of these cases, we believed the securities provided a favorable value relative to an acceptable degree of risk.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than their original investment and also increases the Funds’ exposure to volatility and interest rate risk.

Dividend Information

Throughout the twelve-month reporting period ending May 31, 2012 the dividends for the Class A and I Shares of the Nuveen Georgia Municipal Bond Fund remained stable while the B Shares had one monthly dividend decrease and the Class C Shares had one increase. The dividends of the Class A and I Shares of the Nuveen North Carolina Municipal Bond Fund remained stable while the B and C Shares had one monthly dividend decrease. Dividends for all share classes of the Nuveen Louisiana Municipal Bond Fund remained stable. All share classes of the Nuveen Tennessee Municipal Bond Fund experienced one monthly dividend decrease.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of May 31, 2012, all four Funds had positive UNII balances for tax purposes and positive UNII balances for financial reporting purposes.

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Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following eight pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

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Fund Performance and Expense Ratios (continued)

Nuveen Georgia Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	10.89%	4.58%	4.73%
Class A Shares at maximum Offering Price	6.22%	3.68%	4.28%
Standard & Poor’s (S&P) Georgia Municipal Bond Index*	9.08%	5.37%	5.22%
Standard & Poor’s (S&P) Municipal Bond Index*	10.77%	5.54%	5.44%
Lipper Georgia Municipal Debt Funds Classification Average*	9.98%	4.39%	4.42%

Class B Shares w/o CDSC	9.99%	3.84%	4.12%
Class B Shares w/CDSC	5.99%	3.66%	4.12%
Class C Shares	10.24%	4.00%	4.15%
Class I Shares	11.07%	4.81%	4.95%

Average Annual Total Returns as of June 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	10.36%	4.71%	4.63%
Class A Shares at maximum Offering Price	5.72%	3.81%	4.18%
Class B Shares w/o CDSC	9.56%	3.97%	4.03%
Class B Shares w/CDSC	5.56%	3.80%	4.03%
Class C Shares	9.80%	4.16%	4.07%
Class I Shares	10.53%	4.92%	4.85%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.83%
Class B Shares	1.58%
Class C Shares	1.38%
Class I Shares	0.63%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Louisiana Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	12.53%	5.01%	4.87%
Class A Shares at maximum Offering Price	7.83%	4.11%	4.42%
Standard & Poor’s (S&P) Louisiana Municipal Bond Index*	11.38%	5.73%	5.72%
Standard & Poor’s (S&P) Municipal Bond Index*	10.77%	5.54%	5.44%
Lipper Other States Municipal Debt Funds Classification Average*	10.01%	4.61%	4.52%

Class C Shares	11.97%	4.44%	4.30%
Class I Shares	12.74%	5.22%	5.09%

Average Annual Total Returns as of June 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	11.47%	5.14%	4.77%
Class A Shares at maximum Offering Price	6.75%	4.24%	4.32%
Class C Shares	10.81%	4.57%	4.20%
Class I Shares	11.68%	5.35%	4.99%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.84%
Class C Shares	1.39%
Class I Shares	0.64%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen North Carolina Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	11.04%	5.33%	5.03%
Class A Shares at maximum Offering Price	6.42%	4.42%	4.58%
Standard & Poor’s (S&P) North Carolina Municipal Bond Index*	9.03%	5.77%	5.50%
Standard & Poor’s (S&P) Municipal Bond Index*	10.77%	5.54%	5.44%
Lipper North Carolina Municipal Debt Funds Classification Average*	11.52%	4.32%	4.43%

Class B Shares w/o CDSC	10.15%	4.54%	4.40%
Class B Shares w/CDSC	6.15%	4.37%	4.40%
Class C Shares	10.47%	4.76%	4.46%
Class I Shares	11.15%	5.55%	5.23%

Average Annual Total Returns as of June 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	10.41%	5.47%	4.93%
Class A Shares at maximum Offering Price	5.72%	4.58%	4.48%
Class B Shares w/o CDSC	9.52%	4.68%	4.30%
Class B Shares w/CDSC	5.52%	4.51%	4.30%
Class C Shares	9.84%	4.91%	4.36%
Class I Shares	10.62%	5.67%	5.14%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.80%
Class B Shares	1.55%
Class C Shares	1.35%
Class I Shares	0.60%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Tennessee Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	11.64%	5.82%	5.36%
Class A Shares at maximum Offering Price	6.98%	4.93%	4.92%
Standard & Poor’s (S&P) Tennessee Municipal Bond Index*	9.75%	5.10%	5.09%
Standard & Poor’s (S&P) Municipal Bond Index*	10.77%	5.54%	5.44%
Lipper Other States Municipal Debt Funds Classification Average*	10.01%	4.61%	4.52%

Class B Shares w/o CDSC	10.84%	5.03%	4.73%
Class B Shares w/CDSC	6.84%	4.87%	4.73%
Class C Shares	10.99%	5.25%	4.79%
Class I Shares	11.79%	6.02%	5.57%

Average Annual Total Returns as of June 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	11.03%	5.93%	5.26%
Class A Shares at maximum Offering Price	6.40%	5.03%	4.81%
Class B Shares w/o CDSC	10.24%	5.14%	4.63%
Class B Shares w/CDSC	6.24%	4.98%	4.63%
Class C Shares	10.39%	5.34%	4.68%
Class I Shares	11.18%	6.13%	5.47%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.81%
Class B Shares	1.56%
Class C Shares	1.36%
Class I Shares	0.61%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Yields as of May 31, 2012

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen Georgia Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[5]	3.77%	2.49%	3.68%
Class B Shares	3.22%	1.85%	2.73%
Class C Shares	3.41%	2.06%	3.04%
Class I Shares	4.16%	2.80%	4.14%

Nuveen Louisiana Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[2]
Class A Shares[5]	3.94%	2.89%	4.20%
Class C Shares	3.60%	2.47%	3.59%
Class I Shares	4.31%	3.21%	4.67%

Nuveen North Carolina Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[3]
Class A Shares[5]	3.58%	2.11%	3.18%
Class B Shares	3.03%	1.43%	2.15%
Class C Shares	3.20%	1.66%	2.50%
Class I Shares	3.95%	2.40%	3.61%

Nuveen Tennessee Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[4]
Class A Shares[5]	3.39%	2.31%	3.41%
Class B Shares	2.84%	1.67%	2.47%
Class C Shares	3.04%	1.90%	2.81%
Class I Shares	3.74%	2.61%	3.86%

1	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.3%.

2	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.2%.

3	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 33.6%.

4	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.3%.

5	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

22	Nuveen Investments

Holding Summaries as of May 31, 2012

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Georgia Municipal Bond Fund

Bond Credit Quality1

Nuveen Louisiana Municipal Bond Fund

Bond Credit Quality1

Nuveen North Carolina Municipal Bond Fund

Bond Credit Quality2

Nuveen Tennessee Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Tax Obligation/General	25.2%
Water and Sewer	16.4%
Health Care	16.3%
Tax Obligation/Limited	11.0%
Utilities	9.9%
Education and Civic Organizations	8.3%
U.S. Guaranteed	4.1%
Other	8.8%

Portfolio Composition[1]
Tax Obligation/Limited	25.3%
Health Care	20.7%
Education and Civic Organizations	13.6%
Tax Obligation/General	9.2%
Housing/Multifamily	5.5%
Transportation	4.7%
Materials	3.8%
Water and Sewer	3.7%
Other	13.5%

Portfolio Composition[2]
Tax Obligation/Limited	20.2%
Water and Sewer	18.4%
Health Care	16.5%
Transportation	13.2%
U.S. Guaranteed	11.9%
Education and Civic Organizations	6.9%
Utilities	6.5%
Other	6.4%

Portfolio Composition[1]
Utilities	17.8%
Health Care	16.9%
Water and Sewer	16.7%
Tax Obligation/General	16.0%
U.S. Guaranteed	11.1%
Housing/Multifamily	8.1%
Education and Civic Organizations	7.7%
Other	5.7%

1	As a percentage of total investments as of May 31, 2012. Holdings are subject to change.

2	As a percentage of total investments, excluding investments in derivatives, as of May 31, 2012. Holdings are subject to change.

3	Rounds to less than 0.1%.

Nuveen Investments	23

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Georgia Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,060.00	$1,056.10	$1,057.30	$1,061.40	$1,020.80	$1,017.05	$1,018.05	$1,021.80
Expenses Incurred During Period	$4.33	$8.17	$7.15	$3.30	$4.24	$8.02	$7.01	$3.23

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .84%, 1.59%, 1.39% and .64% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Louisiana Municipal Bond Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (12/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,064.90	$1,062.30	$1,065.90	$1,020.55	$1,017.90	$1,021.65
Expenses Incurred During Period	$4.59	$7.32	$3.46	$4.50	$7.16	$3.39

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .89%, 1.42% and .67% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

24	Nuveen Investments

North Carolina Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,067.20	$1,063.40	$1,065.40	$1,068.20	$1,020.95	$1,017.15	$1,018.20	$1,021.95
Expenses Incurred During Period	$4.19	$8.10	$7.02	$3.15	$4.09	$7.92	$6.86	$3.08

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .81%, 1.57%, 1.36% and .61% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Tennessee Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,071.80	$1,068.00	$1,068.30	$1,072.10	$1,020.90	$1,017.15	$1,018.15	$1,021.95
Expenses Incurred During Period	$4.25	$8.12	$7.08	$3.16	$4.14	$7.92	$6.91	$3.08

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .82%, 1.57%, 1.37% and .61% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Investments	25

Report of

Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust III:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Georgia Municipal Bond Fund, Nuveen Louisiana Municipal Bond Fund, Nuveen North Carolina Municipal Bond Fund, and Nuveen Tennessee Municipal Bond Fund (each a series of the Nuveen Multistate Trust III, hereinafter referred to as the “Funds”) at May 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

July 26, 2012

26	Nuveen Investments

Portfolio of Investments

Nuveen Georgia Municipal Bond Fund

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 0.6%

$15,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BBB–	$1,073,550
	Education and Civic Organizations – 8.3%

1,000	Athens Housing Authority, Georgia, Student Housing Lease Revenue Bonds, UGAREF East Campus Housing LLC Project, Series 2009, 5.250%, 6/15/35	6/19 at 100.00	Aa2	1,092,350

2,500	Atlanta Development Authority, Georgia, Educational Facilities Revenue Bonds, Science Park LLC Project, Series 2007, 5.000%, 7/01/39	7/17 at 100.00	Aa3	2,621,500

1,040	Carrollton Payroll Development Authority, Georgia, Revenue Anticipation Certificates, University of West Georgia, Campus Center Project, Series 2004, 5.250%, 8/01/23 – NPFG Insured	8/14 at 100.00	A1	1,093,789

1,375	Fulton County Development Authority Georgia Tech Foundation, 5.000%, 11/01/31	5/22 at 100.00	AA+	1,608,695

1,835	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004, 5.250%, 5/01/17 – NPFG Insured	5/14 at 100.00	Aa3	1,977,378

3,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Series 2008C, 5.000%, 9/01/38	9/18 at 100.00	AA+	3,293,760

3,400	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.000%, 10/01/32	10/21 at 100.00	Baa2	3,570,510
14,150	Total Education and Civic Organizations			15,257,982
	Health Care – 16.3%

3,270	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998, 5.375%, 12/01/28	12/12 at 100.00	BB	2,841,303

1,000	Chatham County Hospital Authority, Savannah, Georgia, Hospital Revenue Bonds, Memorial Health University Medical Center Inc., Series 2012A, 5.000%, 1/01/31	1/22 at 100.00	AA	1,129,460

	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004:
1,885	5.000%, 12/01/16	12/14 at 100.00	BBB–	1,924,924
1,760	5.000%, 12/01/26	12/14 at 100.00	BBB–	1,775,206

350	Coweta County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc. Project, Series 2010, 5.000%, 6/15/40	6/20 at 100.00	AA–	371,998

1,500	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.000%, 12/01/40	12/20 at 100.00	N/R	1,628,865

3,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B, 5.250%, 2/15/45	2/41 at 100.00	AA–	3,235,020

1,250	Gwinnett County Hospital Authority, Georgia, Revenue Anticipation Certificates, Gwinnett Hospital System Inc. Project, Series 2004B, 5.000%, 10/01/29	10/14 at 100.00	Aa1	1,299,438

	Houston County Hospital Authority, Georgia, Revenue Bonds, Houston Healthcare Project, Series 2007:
2,500	5.250%, 10/01/35	10/17 at 100.00	A+	2,649,225
2,000	5.250%, 10/01/42	10/17 at 100.00	A+	2,100,760

2,025	Macon-Bibb County Hospital Authority, Georgia, Revenue Anticipation Certificates, Medical Center of Central Georgia Inc., Series 2009, 5.000%, 8/01/35	8/19 at 100.00	AA	2,153,223

2,240	Richmond County Development Authority, Georgia, Revenue Bonds, Medical College of Georgia, Cancer Research Center Project, Series 2004A, 5.000%, 12/15/24 – AMBAC Insured	12/14 at 100.00	A1	2,328,099

4,000	Savannah Hospital Authority, Georgia, Revenue Bonds, St. Joseph’s/Candler Health System, Series 2003, 5.250%, 7/01/23 – RAAI Insured	1/14 at 100.00	A3	4,060,480

2,250	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center, Series 2007, 5.000%, 10/01/33	10/17 at 100.00	A+	2,340,000
29,030	Total Health Care			29,838,001

Nuveen Investments	27

Portfolio of Investments

Nuveen Georgia Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 2.8%

$3,615	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, KSU Village II Real Estate Foundation LLC Project, Series 2007A, 5.250%, 7/15/38 – AMBAC Insured	7/17 at 100.00	Baa2	$3,672,298

1,400	DeKalb County Housing Authority, Georgia, Multifamily Housing Revenue Bonds, Green of Stonecrest Apartments, Series 2001A-1, 5.550%, 12/01/34 – AMBAC Insured (Alternative Minimum Tax)	6/12 at 100.00	N/R	1,400,070
5,015	Total Housing/Multifamily			5,072,368
	Housing/Single Family – 0.7%

1,325	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2002B-2, 5.350%, 12/01/22 (Alternative Minimum Tax)	8/12 at 100.00	AAA	1,327,001
	Industrials – 1.4%

2,500	Fulton County Development Authority, Georgia, Local District Cooling Authority Revenue Bonds, Maxon Atlantic Station LLC, Series 2005A, 5.125%, 3/01/26 (Mandatory put 3/01/15) (Alternative Minimum Tax)	9/15 at 100.00	BBB	2,542,850
	Materials – 0.6%

1,000	Savannah Economic Development Authority, Georgia, Pollution Control Revenue Bonds, Union Camp Corporation, Series 1995, 6.150%, 3/01/17	No Opt. Call	Baa3	1,122,890
	Tax Obligation/General – 25.1%

1,500	Cherokee County Resource Recovery Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ball Ground Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	7/17 at 100.00	AA+	1,579,260

2,200	Clark County Hospital Authority, Georgia, Hospital Revenue Bonds, Athens Regional Medical Center, Series 2007, 5.000%, 1/01/32 – NPFG Insured	1/17 at 100.00	Aa1	2,340,008

1,400	Clarke County Hospital Authority, Georgia, Hospital Revenue Certificates, Athens Regional Medical Center, Series 2012, 5.000%, 1/01/32	1/22 at 100.00	Aa1	1,573,936

3,500	Decatur, Georgia, General Obligation Bonds, Series 2007, 5.000%, 1/01/31 – AGM Insured	1/17 at 100.00	AA+	3,896,690

4,760	Douglas County School District, Georgia, General Obligation Bonds, Series 2007, 5.000%, 4/01/25 – AGM Insured	4/17 at 100.00	AA+	5,460,767

3,000	East Point Building Authority, Georgia, Revenue Bonds, Water and Sewer Project Revenue Bonds, Series 2006A, 5.000%, 2/01/34 – SYNCORA GTY Insured	2/16 at 100.00	N/R	2,941,440

1,145	Floyd County Hospital Authority, Georgia, Revenue Anticipation Certificates, Floyd Medical Center, Series 2003, 5.000%, 7/01/20 – NPFG Insured	7/13 at 101.00	Aa2	1,189,918

3,000	Forsyth County School District, Georgia, General Obligation Bonds, Series 2005, 5.000%, 2/01/25 – NPFG Insured	2/15 at 100.00	AA+	3,277,110

1,200	Georgia Environmental Loan Acquisition Corporation, Local Government Loan Securitization Bonds, Loan Pool Series 2011, 5.125%, 3/15/31	3/21 at 100.00	Aaa	1,376,268

500	Georgia State, General Obligation Bonds, Series 2005B, 5.000%, 7/01/15	No Opt. Call	AAA	569,500

500	Georgia State, General Obligation Bonds, Series 2007E, 5.000%, 8/01/24	8/17 at 100.00	AAA	583,915

280	Georgia State, General Obligation Bonds, Series 2009B, 5.000%, 1/01/26	1/19 at 100.00	AAA	335,292

5,100	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, 5.000%, 2/01/36 (UB)	2/18 at 100.00	AAA	5,714,907

1,690	Gwinnett County School District, Georgia, General Obligation Bonds, Tender Option Bond Trust 2868, 13.706%, 2/01/16 (IF)	No Opt. Call	AAA	2,292,840

1,625	Henry County Hospital Authority, Georgia, Revenue Certificates, Henry Medical Center, Series 2004, 5.000%, 7/01/21 – NPFG Insured	7/14 at 101.00	Aa1	1,725,100

5,270	La Grange-Troup County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2008A, 5.500%, 7/01/38	7/18 at 100.00	Aa2	5,735,921

	Paulding County School District, Georgia, General Obligation Bonds, Series 2007:
710	4.750%, 2/01/29	2/17 at 100.00	AA+	779,665
1,250	5.000%, 2/01/33	2/17 at 100.00	AA+	1,386,563

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/General (continued)

$1,000	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2		$1,092,270

2,200	Wayne County Hospital Authority, Georgia, Hospital Revenue Bonds, Series 2006, 5.000%, 3/01/23 – SYNCORA GTY Insured	3/16 at 100.00	N/R		2,230,360
41,830	Total Tax Obligation/General				46,081,730
	Tax Obligation/Limited – 11.0%

3,200	Atlanta Downtown Development Authority, Georgia, Revenue Bonds, Downtown Parking Deck, Series 2006A, 5.000%, 12/01/31 – NPFG Insured	6/16 at 100.00	Aa2		3,386,912

	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Series 2007:
395	5.250%, 12/01/22 – AGC Insured	12/17 at 100.00	AA–		432,059
1,420	5.000%, 12/01/23 – AGC Insured	12/17 at 100.00	AA–		1,527,934

2,500	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 7.375%, 1/01/31	1/19 at 100.00	N/R		2,763,075

125	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008C. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	N/R		138,354

1,575	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	7/15 at 100.00	A–		1,720,152

	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B:
400	5.400%, 1/01/20	7/15 at 100.00	A–		430,324
1,575	5.600%, 1/01/30	7/15 at 100.00	A–		1,675,328

1,000	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	BBB–		1,010,300

960	Cobb-Marietta Coliseum and Exhibit Hall Authority, Cobb County, Georgia, Revenue Bonds, Performing Arts Center, Series 2004, 5.000%, 1/01/22	1/14 at 100.00	AAA		1,024,166

150	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding Series 2005, 5.500%, 10/01/26 – NPFG Insured	No Opt. Call	A+		192,467

	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Refunding Bonds, Series 1993:
280	5.500%, 10/01/18 – NPFG Insured	No Opt. Call	BBB		305,469
100	5.625%, 10/01/26 – NPFG Insured	10/19 at 100.00	BBB		115,821

265	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A		287,541

1,605	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, City of Macon Projects, Series 2002A, 5.000%, 8/01/17	8/12 at 101.00	A+		1,631,097

2,490	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992N, 6.250%, 7/01/18	No Opt. Call	AAA		2,876,797

540	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20 – AMBAC Insured	No Opt. Call	Aa2		640,780
18,580	Total Tax Obligation/Limited				20,158,576
	Transportation – 2.6%

1,290	Atlanta, Georgia, Airport General Revenue Bonds, Series 2012C, 5.000%, 1/01/42 (Alternative Minimum Tax)	1/22 at 100.00	A+		1,381,732

3,335	Atlanta, Georgia, Airport Passenger Facilities Charge Revenue Bonds, Series 2004J, 5.000%, 1/01/34 – AGM Insured	1/15 at 100.00	AA–		3,483,874
4,625	Total Transportation				4,865,606
	U.S. Guaranteed – 4.1% (4)

405	Brunswick, Georgia, Water and Sewerage Revenue Refunding and Improvement Bonds, Series 1992, 6.100%, 10/01/19 – NPFG Insured (ETM)	No Opt. Call	BBB	(4)	497,915

890	Columbia County, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.000%, 6/01/22 (Pre-refunded 6/01/14) – AGM Insured	6/14 at 100.00	Aa2	(4)	973,402

Nuveen Investments	29

Portfolio of Investments

Nuveen Georgia Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$3,750	Coweta County Development Authority, Georgia, Revenue Bonds, Newnan Water and Sewer, and Light Commission Project, Series 2002, 5.250%, 1/01/22 (Pre-refunded 1/01/13) – FGIC Insured	1/13 at 100.00	N/R	(4)	$3,860,663

970	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.000%, 1/01/22 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	AA–	(4)	1,041,877

1,000	Private Colleges and University Facilities Authority, Georgia, Revenue Bonds, Mercer University, Series 1991, 6.500%, 11/01/15 – NPFG Insured (ETM)	No Opt. Call	BBB	(4)	1,116,720
7,015	Total U.S. Guaranteed				7,490,577
	Utilities – 9.9%

400	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Ogelthrope Power Company – Vogtle Plant, Series 2008, 0.900%, 1/01/39 (Mandatory put 3/01/13)	No Opt. Call	A		399,940

3,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Project 1, Series 2007A, 5.000%, 1/01/26 – NPFG Insured	1/17 at 100.00	A+		3,251,730

1,500	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1992B, 6.375%, 1/01/16	1/15 at 100.00	A+		1,709,175

	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006A:
60	5.500%, 9/15/23	No Opt. Call	A		66,426
2,585	5.500%, 9/15/27	No Opt. Call	A		2,889,901

	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B:
750	5.000%, 3/15/19	No Opt. Call	A		816,728
500	5.000%, 3/15/21	No Opt. Call	A		535,740
2,315	5.000%, 3/15/22	No Opt. Call	A		2,477,768

1,000	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A, 5.000%, 3/15/18	No Opt. Call	Aa3		1,138,060

1,200	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Series 2005A-2, 0.000%, 1/01/33 – FGIC Insured	1/15 at 35.98	A+		385,620

1,150	Municipal Electric Authority of Georgia, Project One Subordinate Lien Revenue Bonds, Series 2008A, 5.250%, 1/01/21	No Opt. Call	A+		1,408,348

3,000	Municipal Electric Authority of Georgia, Project One Subordinated Lien Revenue Bonds, Series 2003A, 5.000%, 1/01/22 – NPFG Insured	1/13 at 100.00	A+		3,065,760
17,460	Total Utilities				18,145,196
	Water and Sewer – 16.4%

4,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 – FGIC Insured	No Opt. Call	A1		4,842,200

250	Augusta, Georgia, Water and Sewerage Revenue Bonds, Series 2002, 5.000%, 10/01/27 – AGM Insured	10/12 at 100.00	AA–		251,770

800	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2001, 5.000%, 8/01/35 – AGM Insured	8/18 at 100.00	AA		875,992

110	Columbia County, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.000%, 6/01/22 – AGM Insured	6/14 at 100.00	AA+		119,217

1,000	Commerce, Georgia, Water and Sewer Revenue Refunding and Improvement Bonds, Series 2006, 5.000%, 12/01/25 – AGM Insured	12/15 at 100.00	Aa3		1,065,880

145	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2001, 5.250%, 6/01/26 – AMBAC Insured	6/13 at 100.00	Aa2		146,982

	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2007:
1,100	5.000%, 6/01/32	6/18 at 100.00	Aa2		1,204,489
3,760	5.000%, 6/01/37	6/18 at 100.00	Aa2		4,066,026

1,000	DeKalb County, Georgia, Water and Sewer Revenue Bonds, Series 2006A, 5.000%, 10/01/35 – AGM Insured	10/16 at 100.00	Aa2		1,059,990

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$1,150	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2006B, 5.250%, 10/01/32 – AGM Insured	10/26 at 100.00	Aa2	$1,396,319

1,500	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution Series 2011A, 5.250%, 10/01/41	10/21 at 100.00	Aa3	1,690,215

2,500	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Series 2003A, 5.000%, 10/01/23	10/13 at 100.00	Aa2	2,583,550

1,000	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewer Revenue Bonds, Series 2005, 5.000%, 6/01/29 – NPFG Insured	12/15 at 100.00	Aa2	1,105,740

1,775	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewer Revenue Bonds, Series 2007, 5.000%, 6/01/37 – NPFG Insured	6/17 at 100.00	Aa2	1,969,309

2,260	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2007, 5.000%, 4/01/37 – AGM Insured	4/17 at 100.00	Aaa	2,506,200

1,000	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.000%, 1/01/35 – FGIC Insured	1/14 at 100.00	AA–	1,048,350

2,000	Henry County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2012, 5.000%, 2/01/29	2/22 at 100.00	Aa2	2,373,100

1,000	Midgeville, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 1996, 6.000%, 12/01/16 – AGM Insured	No Opt. Call	AA–	1,111,440

100	Unified Government of Athens-Clarke County, Georgia, Water and Sewerage Revenue Bonds, Series 2008, 5.625%, 1/01/33	1/19 at 100.00	AA+	115,670

465	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, The Oconee-Hard Creek Reservoir Project, Series 2008, 5.000%, 2/01/38 – AGM Insured	2/18 at 100.00	Aa2	497,220
26,915	Total Water and Sewer			30,029,659
$184,445	Total Investments (cost $172,130,772) – 99.8%			183,005,986
	Floating Rate Obligations – (1.8)%			(3,380,000)
	Other Assets Less Liabilities – 2.0%			3,761,226
	Net Assets – 100%			$183,387,212

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	31

Portfolio of Investments

Nuveen Louisiana Municipal Bond Fund

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 3.6%

	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B:
$1,895	5.500%, 5/15/30	11/12 at 100.00	A1	$1,931,005
2,135	5.875%, 5/15/39	11/12 at 100.00	A–	2,171,295
4,030	Total Consumer Staples			4,102,300
	Education and Civic Organizations – 13.8%

1,000	Calcasieu Parish Public Trust Authority, Louisiana, Student Lease Revenue Bonds, McNeese State University Student Housing-Cowboy Facilities, Inc. Project, Refunding Series 2011, 5.000%, 5/01/29 – AGM Insured	5/22 at 100.00	Aa3	1,119,840

2,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Project, Series 2002, 5.000%, 10/01/22 – NPFG Insured	10/12 at 102.00	BBB	2,051,080

1,500	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Project, Series 2010, 5.250%, 10/01/30 – AGM Insured	10/20 at 100.00	AA–	1,685,370

750	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB	852,420

1,035	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A, 8.000%, 12/15/41	12/21 at 100.00	N/R	1,080,499

1,400	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Louisiana Community and Technical College System Facilities Corporation Project, Capital Appreciation Series 2011, 0.000%, 10/01/20	No Opt. Call	AA–	1,126,720

1,220	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, McNeese State University Student Parking Project, Cowboys Facilities Inc., Series 2011, 4.875%, 3/01/42 – AGM Insured	3/22 at 100.00	Aa3	1,308,987

1,460	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southeastern Louisiana University Student Housing Facilities Inc., Series 2004A, 5.000%, 8/01/27 – NPFG Insured	8/14 at 100.00	A3	1,497,347

3,000	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2011, 5.000%, 10/01/41	10/21 at 100.00	A+	3,264,510

1,530	Louisiana Public Facilities Authority, Revenue Bonds, University of New Orleans Research and Technology, Series 2006, 5.250%, 3/01/26 – NPFG Insured	9/16 at 100.00	A+	1,659,270
14,895	Total Education and Civic Organizations			15,646,043
	Health Care – 21.1%

1,000	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39	1/21 at 100.00	BBB	1,103,160

1,000	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41	7/21 at 100.00	Baa2	1,138,890

2,000	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 6.000%, 7/01/29	7/19 at 100.00	A+	2,295,680

3,410	Louisiana Public Facilities Authority, Health Facilities Revenue Refunding Bonds, Sisters of Mercy Health System of St. Louis Inc., Series 1993A, 5.000%, 6/01/19	No Opt. Call	AA–	3,797,410

1,800	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 1998A, 5.750%, 7/01/25 – AGM Insured	No Opt. Call	AA–	2,178,666

1,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 6.375%, 7/01/30	7/14 at 100.00	A+	1,051,380

2,680	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Touro Infirmary, Series 1999A, 5.625%, 8/15/29	8/12 at 100.00	BB+	2,681,340

2,550	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	BBB	2,701,572

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,500	Louisiana Public Facilities Authority, Revenue Bonds, Franciscan Missionaries of Our Lady of Health System Project, Series 2009, 6.750%, 7/01/39	7/19 at 100.00	A+	$1,747,665

5,050	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	5,211,297
21,990	Total Health Care			23,907,060
	Housing/Multifamily – 5.6%

2,000	Louisiana Housing Finance Agency, Multifamily Housing Revenue Bonds, Mallard Crossings Apartments, Series 2011, 4.750%, 10/01/29	10/21 at 100.00	AA+	2,182,520

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, GNMA Collateralized Mortgage Revenue Refunding Bonds, Sharlo Apartments, Series 2002A, 6.500%, 6/20/37	6/12 at 105.00	Aaa	1,051,590

3,000	Louisiana Public Facilities Authority, Grambling University Black and Gold Facilities Project Revenue Bonds, Series 2007A, 5.000%, 7/01/39 – CIFG Insured	7/17 at 100.00	AA–	3,076,950
6,000	Total Housing/Multifamily			6,311,060
	Housing/Single Family – 1.9%

540	Calcasieu Parish Public Trust Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2006B, 5.350%, 9/01/38 (Alternative Minimum Tax)	9/16 at 104.00	Aaa	546,345

205	East Baton Rouge Mortgage Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Family Mortgage Revenue Refunding Bonds, Series 1997D, 5.900%, 10/01/30 (Alternative Minimum Tax)	10/12 at 100.00	Aaa	212,157

960	Jefferson Parish Finance Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2007C, 5.500%, 12/01/39	6/17 at 103.50	Aaa	1,015,354

220	Rapides Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1998A, 5.450%, 12/01/30 (Alternative Minimum Tax)	12/12 at 100.00	Aaa	220,238

115	Rapides Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1998B, 5.350%, 6/01/26	12/12 at 100.00	Aaa	115,175
2,040	Total Housing/Single Family			2,109,269
	Industrials – 1.5%

1,700	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22) (WI/DD, Settling 6/06/12)	No Opt. Call	BBB	1,700,000
	Long-Term Care – 2.7%

3,000	Louisiana Housing Finance Agency, GNMA Collateralized Mortgage Revenue Bonds, St. Dominic Assisted Care Facility, Series 1995, 6.950%, 9/01/36	9/12 at 100.00	AA+	3,052,410
	Materials – 3.8%

1,250	DeSoto Parish, Louisiana, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 1998A, 5.600%, 11/01/22 (Alternative Minimum Tax)	11/12 at 100.00	BBB	1,253,563

1,500	Louisiana Local Government Environment Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-1, 6.500%, 11/01/35	11/20 at 100.00	BBB–	1,712,145

1,305	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	BBB	1,361,206
4,055	Total Materials			4,326,914
	Tax Obligation/General – 9.4%

1,345	Lafayette Parish Law Enforcement District, Louisiana, Limited Tax Revenue Bonds, Series 2012, 3.000%, 3/01/29	3/22 at 100.00	AA	1,335,316

2,085	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	AA–	2,497,476

Nuveen Investments	33

Portfolio of Investments

Nuveen Louisiana Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$3,170	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2005, 5.250%, 12/01/25 – NPFG Insured	12/15 at 100.00	A3	$3,374,814

1,000	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	A3	1,178,700

1,000	Puerto Rico, General Obligation Bonds, Public Improvement, Refunding Series 2011C, 6.500%, 7/01/40	7/21 at 100.00	Baa1	1,161,090

500	Puerto Rico, General Obligation Bonds, Public Improvement, Refunding Series 2012A, 5.000%, 7/01/41	7/22 at 100.00	Baa1	501,750

500	Shreveport, Louisiana, General Obligation Bonds, Series 2011, 5.000%, 8/01/31	8/21 at 100.00	A+	561,485
9,600	Total Tax Obligation/General			10,610,631
	Tax Obligation/Limited – 25.8%

	Ernest N. Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Revenue Bonds, Senior Subordinate Series 2004:
2,525	5.000%, 7/15/15 – AMBAC Insured	7/14 at 101.00	A	2,709,603
2,000	5.000%, 7/15/21 – AMBAC Insured	7/14 at 101.00	A	2,080,180

1,850	Lafayette, Louisiana, Sales Tax Revenue Bonds, Public Improvements, Series 2011, 5.000%, 3/01/36	3/21 at 100.00	AA	2,046,489

2,000	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/24 – AGM Insured	6/22 at 100.00	AA–	2,291,080

1,000	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/22 – AMBAC Insured	6/16 at 100.00	A–	1,090,380

900	Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Bonds, Bossier Parish Public Improvement Projects, Series 2012, 5.000%, 3/01/42	3/22 at 100.00	Aa3	968,625

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Baton Rouge Community College Facilities Corporation Project, Refunding Series 2011, 5.000%, 12/01/26 – AGM Insured	12/21 at 100.00	AA–	1,172,110

725	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Bossier City Public Improvement Projects, Series 2007, 5.000%, 11/01/32 – AMBAC Insured	11/17 at 100.00	Aa3	789,975

1,190	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Jefferson Parish Project, Refunding Series 2009A, 5.375%, 4/01/31	4/19 at 100.00	Aa2	1,338,738

1,500	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Series 2012A-1, 4.000%, 5/01/35	5/22 at 100.00	Aa1	1,550,265

1,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Second Lien Series 2010B, 5.000%, 5/01/37 (UB)	5/20 at 100.00	AA	1,138,090

1,500	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 5.000%, 5/01/31 – AGM Insured (UB)	5/16 at 100.00	Aa1	1,652,490

1,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Tender Option Bond Trust 11899, 17.760%, 5/01/33 (IF)	5/20 at 100.00	AA	1,492,190

5,505	Orleans Parish School Board, Louisiana, Public School Refunding Bonds, Series 1991, 0.000%, 2/01/15 – FGIC Insured	No Opt. Call	N/R	4,824,357

20,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/56	No Opt. Call	Aa2	1,534,800

1,000	Saint Bernard Parish, Louisiana, Sales and Use Tax Revenue Bonds, Series 2004, 5.000%, 3/01/18 – AGM Insured	3/14 at 101.00	AA–	1,072,950

1,370	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.375%, 10/01/19	10/12 at 100.00	BBB+	1,374,590
46,065	Total Tax Obligation/Limited			29,126,912

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation – 4.8%

$1,700	New Orleans Aviation Board, Louisiana, Gulf Opportunity Zone Revenue Bonds, Passenger Facility Charge Projects, Series 2010A, 5.250%, 1/01/41	1/20 at 100.00	A–		$1,838,346

2,115	New Orleans Aviation Board, Louisiana, Revenue Bonds, Series 2007A, 5.250%, 1/01/32 – AGM Insured (Alternative Minimum Tax)	1/18 at 100.00	AA–		2,260,766

1,305	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Series 2008/, 5.125%, 4/01/38 – AGC Insured (Alternative Minimum Tax)	4/18 at 100.00	AA–		1,360,971
5,120	Total Transportation				5,460,083
	U.S. Guaranteed – 1.0% (4)

1,000	Louisiana State Office Facilities Corporation, Lease Revenue Bonds, State Capitol Complex Program, Series 2003, 5.000%, 11/01/21 (Pre-refunded 11/01/13) – NPFG Insured	11/13 at 100.00	AA–	(4)	1,066,460
	Utilities – 3.3%

1,000	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/20 – NPFG Insured	11/14 at 100.00	A+		1,082,080

1,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A, 5.050%, 7/01/42	7/22 at 100.00	BBB+		1,524,240

1,000	Saint Tammany Parish, Louisiana, Utilities Revenue Bonds, Series 2010B, 5.000%, 8/01/40	8/20 at 100.00	A+		1,087,550
3,500	Total Utilities				3,693,870
	Water and Sewer – 3.7%

500	Caddo-Bossier Parishes Port Commission, Louisiana, Utility Revenue Refunding Bonds, Series 2011, 5.125%, 4/01/37	4/21 at 100.00	A		544,395

1,000	Kenner Consolidated Sewer District, Louisiana, Sewer Revenue Bonds, Series 2011, 5.000%, 11/01/36 – AGM Insured	11/21 at 100.00	AA–		1,098,790

1,000	New Orleans, Louisiana, Water Revenue Bonds, Series 2002, 5.000%, 12/01/22 – FGIC Insured	12/12 at 100.00	BBB–		1,014,040

1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa2		1,068,320

500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A, 5.250%, 7/01/42	7/22 at 100.00	Baa2		503,675
4,000	Total Water and Sewer				4,229,220
$126,995	Total Investments (cost $107,525,230) – 102.0%				115,342,232
	Floating Rate Obligations – (1.7)%				(1,875,000)
	Other Assets Less Liabilities – (0.3)%				(361,215)
	Net Assets – 100%				$113,106,017

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	35

Portfolio of Investments

Nuveen North Carolina Municipal Bond Fund

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 0.8%

$3,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	11/12 at 100.00	BBB+	$2,991,540

425	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	497,675
3,425	Total Consumer Staples			3,489,215
	Education and Civic Organizations – 7.1%

1,550	Appalachian State University, North Carolina, Revenue Bonds, Series 2005, 5.250%, 7/15/17 – NPFG Insured	No Opt. Call	Aa2	1,856,249

1,250	Fayetteville State University, North Carolina, Limited Obligation Revenue Bonds, Student Housing Project, Series 2011, 5.000%, 4/01/43 – AGM Insured	4/21 at 100.00	AA–	1,341,700

1,000	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 6.000%, 6/01/31	6/18 at 100.00	BBB	1,099,320

3,000	North Carolina Capital Facilities Financing Agency, Educational Facility Revenue Bonds, Wake Forest University, Series 2009, 5.000%, 1/01/38	1/19 at 100.00	AA	3,307,890

	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Johnson and Wales University, Series 2003A:
1,000	5.250%, 4/01/23 – SYNCORA GTY Insured	4/13 at 100.00	N/R	1,015,850
3,350	5.000%, 4/01/33 – SYNCORA GTY Insured	4/13 at 100.00	N/R	3,373,852

255	University of North Carolina System, Pooled Revenue Bonds, Series 2002B, 5.375%, 4/01/20 – AMBAC Insured	10/12 at 100.00	N/R	256,941

1,085	University of North Carolina System, Pooled Revenue Bonds, Series 2004C, 5.000%, 4/01/29 – AMBAC Insured	4/14 at 100.00	Aa3	1,142,776

135	University of North Carolina System, Pooled Revenue Refunding Bonds, Series 2002A, 5.375%, 4/01/16 – AMBAC Insured	10/12 at 100.00	A+	136,932

445	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2001A, 5.000%, 12/01/20	6/12 at 100.00	Aaa	446,606

	University of North Carolina, Chapel Hill, Utilities System Revenue Refunding Bonds, Series 1997:
4,000	0.000%, 8/01/15	No Opt. Call	Aaa	3,914,200
4,265	0.000%, 8/01/18	No Opt. Call	Aaa	3,928,065
2,750	0.000%, 8/01/20	No Opt. Call	Aaa	2,367,750

785	University of North Carolina, Charlotte, Certificates of Participation, Student Housing Project, Series 2005, 5.000%, 3/01/21 – AMBAC Insured	3/15 at 100.00	A	843,624

4,000	University of North Carolina, Charlotte, General Revenue Bonds, Series 2007B, 5.000%, 4/01/32 – AGM Insured	4/17 at 100.00	AA–	4,496,520

1,300	University of North Carolina, Greensboro, General Revenue Bonds, Series 2009A, 5.000%, 4/01/34 – AGC Insured	4/19 at 100.00	AA–	1,459,939
30,170	Total Education and Civic Organizations			30,988,214
	Health Care – 16.8%

	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007:
3,005	5.250%, 10/01/27	10/17 at 100.00	N/R	3,021,407
2,275	5.250%, 10/01/38	10/17 at 100.00	N/R	2,190,074

2,900	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2009A, 5.250%, 1/15/39	1/19 at 100.00	AA–	3,182,257

3,050	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	3,202,073

5,090	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2012A, 5.000%, 1/15/43	1/22 at 100.00	AA–	5,567,493

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$3,250	Johnston Memorial Hospital Authority, North Carolina, Mortgage Revenue Bonds, Johnston Memorial Hospital Project, Series 2008A, 5.250%, 10/01/36 – AGM Insured	4/18 at 100.00	AA–	$3,544,905

2,140	Nash Health Care Systems, North Carolina, Health Care Facilities Revenue Bonds, Series 2012, 5.000%, 11/01/41	5/22 at 100.00	A	2,266,046

2,445	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Series 2006B, 5.125%, 10/01/31 – AGM Insured	10/19 at 100.00	AA–	2,687,446

3,750	North Carolina Medical Care Commission Health Care Facilities Revenue Bonds Novant Health Inc., Series 2010A, 5.250%, 11/01/40	11/20 at 100.00	AA–	4,033,500

5,660	North Carolina Medical Care Commission, FHA-Insured Mortgage Revenue Bonds, Morehead Memorial Hospital Project, Series 2005, 5.000%, 11/01/30 – AGM Insured	5/15 at 100.00	AA–	5,895,682

2,770	North Carolina Medical Care Commission, Health Care Facilities Refunding Revenue Bonds, Blue Ridge HealthCare, Series 2010A, 5.000%, 1/01/36	1/20 at 100.00	A	2,848,197

4,665	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, FirstHealth of the Carolinas Project, Refunding Series 2012A, 4.000%, 10/01/39	10/17 at 100.00	AA	4,645,547

6,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2010A, 5.000%, 6/01/42	6/20 at 100.00	AA	6,551,100

	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Scotland Memorial Hospital, Series 1999:
570	5.500%, 10/01/19 – RAAI Insured	10/12 at 100.00	BBB	571,140
1,385	5.500%, 10/01/29 – RAAI Insured	10/12 at 100.00	BBB	1,386,274

690	North Carolina Medical Care Commission, Healthcare Revenue Bonds, Carolina Medicorp, Series 1996, 5.250%, 5/01/21	11/12 at 100.00	AA–	691,684

	North Carolina Medical Care Commission, Healthcare Revenue Refunding Bonds, Novant Health Inc., Series 2006:
125	5.000%, 11/01/34	11/16 at 100.00	AA–	131,171
1,650	5.000%, 11/01/39	11/16 at 100.00	AA–	1,707,701

3,500	North Carolina Medical Care Commission, Hospital Revenue Bonds, Southeastern Regional Medical Center, Series 1999, 6.250%, 6/01/29	6/12 at 100.00	A	3,506,265

3,580	North Carolina Medical Care Commission, Hospital Revenue Bonds, Wilson Medical Center, Series 2007, 5.000%, 11/01/20	11/17 at 100.00	A–	3,917,236

500	North Carolina Medical Care Commission, Revenue Bonds, Blue Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 – FGIC Insured	1/15 at 100.00	A	506,685

7,040	North Carolina Medical Care Commission, Revenue Bonds, Hugh Chatham Memorial Hospital, Series 2007, 5.000%, 8/01/35 – NPFG Insured	2/17 at 100.00	BBB	7,295,622

750	Northern Hospital District of Surry County, North Carolina, Health Care Facilities Revenue Bonds, Series 2008, 6.250%, 10/01/38	4/18 at 100.00	BBB	805,290

	Onslow County Hospital Authority, North Carolina, FHA Insured Mortgage Revenue Bonds, Onslow Memorial Hospital Project, Series 2006:
1,285	5.000%, 4/01/31 – NPFG Insured	10/16 at 100.00	BBB	1,346,796
2,055	5.000%, 10/01/34 – NPFG Insured	10/16 at 100.00	BBB	2,140,467
70,130	Total Health Care			73,642,058
	Housing/Multifamily – 0.7%

3,000	Charlotte Housing Authority, North Carolina, Capital Fund Program Revenue Bonds, Strwan and Parktowne Rehabilitation Project, Series 2011, 4.550%, 12/01/31	12/21 at 100.00	AA–	3,148,950
	Housing/Single Family – 2.1%

735	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 10A, 5.400%, 7/01/32 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA	735,720

Nuveen Investments	37

Portfolio of Investments

Nuveen North Carolina Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family (continued)

$570	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 3A, 5.200%, 7/01/26 (Alternative Minimum Tax)	7/12 at 100.00	AA	$570,621

1,500	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 4A, 5.300%, 7/01/26 (Alternative Minimum Tax)	7/12 at 100.00	AA	1,563,405

1,995	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2007-29A, 4.800%, 7/01/33 (Alternative Minimum Tax)	1/17 at 100.00	AA	2,047,289

2,800	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2011-1, 4.500%, 1/01/28	1/21 at 100.00	AA	3,012,436

1,355	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum Tax)	7/16 at 100.00	AA	1,386,382
8,955	Total Housing/Single Family			9,315,853
	Long-Term Care – 0.8%

1,000	North Carolina Medical Care Commission, First Mortgage Revenue Bonds, The Forest at Duke, Inc., Series 2007, 5.125%, 9/01/27	9/17 at 100.00	BBB+	1,033,490

865	North Carolina Medical Care Commission, Revenue Bonds, First Mortgage Galloway Ridge Project, Series 2010A, 5.875%, 1/01/31	1/20 at 100.00	N/R	914,201

1,000	North Carolina Medical Care Commission, Revenue Bonds, Givens Estates, Series 2007, 5.000%, 7/01/33	7/17 at 102.00	BBB	1,026,040

600	North Carolina Medical Care Commission, Revenue Bonds, Pines at Davidson, Series 2006A, 5.000%, 1/01/36	1/16 at 100.00	A–	606,936
3,465	Total Long-Term Care			3,580,667
	Tax Obligation/General – 2.1%

1,500	Forsyth County, North Carolina, General Obligation Bonds, Limited Obligation Series 2009, 5.000%, 4/01/30	4/20 at 100.00	AA+	1,722,090

	North Carolina State, General Obligation Bonds, Series 2004A:
2,000	5.000%, 3/01/16	3/14 at 100.00	AAA	2,155,680
2,000	5.000%, 3/01/22	3/14 at 100.00	AAA	2,146,580

105	North Carolina State, General Obligation Bonds, Series 2005A, 5.000%, 3/01/19	3/15 at 100.00	AAA	116,997

	Ramseur, North Carolina, General Obligation Water Refunding Bonds, Series 1997:
120	5.750%, 6/01/18	12/12 at 102.00	N/R	122,783
125	5.750%, 6/01/19	12/12 at 102.00	N/R	127,881
125	5.750%, 6/01/20	12/12 at 102.00	N/R	127,863
130	5.750%, 6/01/21	12/12 at 102.00	N/R	132,956
105	5.750%, 6/01/22	12/12 at 102.00	N/R	107,374

2,115	Wake County, North Carolina, Limited Obligation Bonds, Series 2010, 5.000%, 1/01/37	1/20 at 100.00	AA+	2,393,059
8,325	Total Tax Obligation/General			9,153,263
	Tax Obligation/Limited – 20.7%

1,000	Buncombe County, North Carolina, Certificates of Participation, Series 2005, 5.000%, 4/01/22 – AMBAC Insured	4/15 at 100.00	AA	1,077,560

	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008:
1,665	6.750%, 8/01/24	8/18 at 100.00	N/R	1,602,130
4,000	7.250%, 8/01/34	8/18 at 100.00	N/R	3,787,120

1,470	Burke County, North Carolina, Certificates of Participation, Series 2006A, 5.000%, 4/01/22 – AMBAC Insured	4/16 at 100.00	A1	1,602,932

3,870	Catawba County, North Carolina, Certificates of Participation, Series 2005, 5.000%, 6/01/25 – NPFG Insured	6/15 at 100.00	Aa2	4,231,884

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,400	Charlotte, North Carolina, Certificates of Participation, Governmental Facilities Projects, Series 2003G, 5.375%, 6/01/26	6/13 at 100.00	AA+	$1,459,290

2,500	Charlotte, North Carolina, Certificates of Participation, Transit Projects, Series 2003A, 5.000%, 6/01/33	6/13 at 100.00	AA+	2,585,000

1,750	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Series 2002, 5.000%, 6/01/25	6/13 at 100.00	AAA	1,773,713

1,260	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Series 2004, 5.000%, 6/01/34	6/14 at 100.00	AAA	1,348,150

1,135	Craven County, North Carolina, Certificates of Participation, Series 2007, 5.000%, 6/01/23 – NPFG Insured	6/17 at 100.00	AA–	1,268,839

	Dare County, North Carolina, Certificates of Participation, Limited Obligation Series 2012B:
610	5.000%, 6/01/22	No Opt. Call	AA–	758,480
270	5.000%, 6/01/23	6/22 at 100.00	AA–	332,135

	Fayetteville Finance Corporation, North Carolina, Installment Payment Revenue Bonds, Municipal Building Project, Series 2005:
1,990	5.250%, 2/01/17 – NPFG Insured	2/15 at 100.00	AA	2,198,373
910	5.250%, 2/01/19 – NPFG Insured	2/15 at 100.00	AA	1,011,046

1,045	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	1,133,888

	Harnett County, North Carolina, Certificates of Participation, Series 2007A:
2,770	5.000%, 12/01/23 – AGM Insured	12/17 at 100.00	AA–	3,105,946
1,520	5.000%, 12/01/24 – AGM Insured	12/17 at 100.00	AA–	1,692,642

1,225	Iredell County, North Carolina, Certificates of Participation, Iredell County School Project, Series 2006, 5.000%, 6/01/25 – AMBAC Insured	6/16 at 100.00	AA–	1,333,719

1,820	Iredell County, North Carolina, Certificates of Participation, Public Facilities Project, Series 2003, 5.250%, 10/01/18 – AMBAC Insured	10/13 at 100.00	AA	1,913,075

	Lee County, North Carolina, Certificates of Participation, Public Schools and Community College, Series 2004:
1,715	5.250%, 4/01/19 – AGM Insured	4/14 at 100.00	AA–	1,828,259
1,715	5.250%, 4/01/21 – AGM Insured	4/14 at 100.00	AA–	1,812,189
715	5.250%, 4/01/22 – AGM Insured	4/14 at 100.00	AA–	753,131

1,265	Montgomery County, North Carolina, Certificates of Participation, Series 2007B, 5.000%, 2/01/30 – AMBAC Insured	2/17 at 100.00	A–	1,340,116

	North Carolina Infrastructure Finance Corporation, Certificates of Participation, State Repair, Series 2007B:
3,750	5.000%, 6/01/22 – AMBAC Insured	6/17 at 100.00	AA+	4,281,975
3,750	5.000%, 6/01/23 – AMBAC Insured	6/17 at 100.00	AA+	4,260,563

	North Carolina Turnpike Authority, Monroe Connector System State Appropriation Bonds, Series 2011:
9,375	5.000%, 7/01/36	7/21 at 100.00	AA	10,668,094
500	5.000%, 7/01/41	7/21 at 100.00	AA	564,345

	Pitt County, North Carolina, Certificate of Participation, Series 2007:
1,265	5.000%, 4/01/25 – NPFG Insured	4/18 at 100.00	AA	1,407,502
1,175	5.000%, 4/01/26 – NPFG Insured	4/18 at 100.00	AA	1,300,384
1,395	5.000%, 4/01/27 – NPFG Insured	4/18 at 100.00	AA	1,538,127
1,240	5.000%, 4/01/28 – NPFG Insured	4/18 at 100.00	AA	1,358,891

15,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/44 – NPFG Insured	No Opt. Call	Aa2	2,481,000

4,190	Raleigh, North Carolina, Certificates of Participation, Series 2007, 5.000%, 2/01/27	2/17 at 100.00	AA+	4,581,639

280	Rutherford County, North Carolina, Certificates of Participation, Series 2002, 5.000%, 9/01/21 – AMBAC Insured	9/12 at 101.00	A1	284,768

2,950	Sampson Area Development Corporation, Sampson County, North Carolina, Installment Payment Revenue Bonds, Series 2010, 5.250%, 6/01/24 – AGM Insured	No Opt. Call	AA–	3,583,513

Nuveen Investments	39

Portfolio of Investments

Nuveen North Carolina Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$1,000	Sampson County, North Carolina, Certificates of Participation, Series 2006, 5.000%, 6/01/34 – AGM Insured	6/17 at 100.00	AA–		$1,063,310

2,635	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB+		2,790,333

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB+		1,073,940

1,250	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Baa3		1,363,888

100	Virgin Islands Public Finance Authority, Revenue Bonds, Senior Lien Matching Fund Loan Notes, Series 2009A-1, 5.000%, 10/01/39	10/19 at 100.00	BBB+		103,056

1,000	Wilmington, North Carolina, Certificates of Participation, Series 2004, 5.250%, 9/01/24 – AMBAC Insured	9/14 at 100.00	Aa2		1,091,840

1,975	Wilmington, North Carolina, Certificates of Participation, Series 2008A, 5.000%, 6/01/33	6/18 at 100.00	AA		2,156,977

1,000	Wilmington, North Carolina, Storm Water Fee Revenue Bonds, Series 2007, 5.000%, 6/01/33 – AMBAC Insured	6/17 at 100.00	AA		1,072,290

1,700	Wilson County, North Carolina, Certificates of Participation, School Facilities Project, Series 2007, 5.000%, 4/01/25 – AMBAC Insured	4/17 at 100.00	Aa3		1,846,506

1,635	Wilson, North Carolina, Certificates of Participation, Public Facilities, Series 2007A, 5.000%, 5/01/25 – AGC Insured	5/17 at 100.00	AA–		1,786,139
95,785	Total Tax Obligation/Limited				90,608,697
	Transportation – 13.4%

6,000	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010A, 5.500%, 7/01/34	7/20 at 100.00	Aa3		6,895,260

10,280	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010B, 5.375%, 7/01/28 (Alternative Minimum Tax)	7/20 at 100.00	Aa3		11,754,864

900	Charlotte, North Carolina, Airport Revenue Bonds, Series 2004A, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	Aa3		976,806

5,000	Charlotte, North Carolina, Airport Revenue Bonds, Series 2007A, 5.000%, 7/01/36 – AMBAC Insured	7/17 at 100.00	Aa3		5,347,550

3,300	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010A, 5.250%, 2/01/40	2/20 at 100.00	A3		3,614,094

	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A:
245	5.250%, 1/01/23 – AGC Insured	1/19 at 100.00	AA–		284,127
115	5.125%, 1/01/24 – AGC Insured	1/19 at 100.00	AA–		131,453
700	5.500%, 1/01/29 – AGC Insured	1/19 at 100.00	AA–		791,987
8,650	5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA–		9,771,732

	North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Revenue Bonds, Series 2009B:
20,640	0.000%, 1/01/36 – AGC Insured	No Opt. Call	AA–		6,942,264
19,700	0.000%, 1/01/37 – AGC Insured	No Opt. Call	AA–		6,281,542
14,435	0.000%, 1/01/38 – AGC Insured	No Opt. Call	AA–		4,371,640

290	Piedmont Triad Airport Authority, North Carolina, Airport Revenue Bonds, Series 1999B, 6.000%, 7/01/21 – AGM Insured (Alternative Minimum Tax)	7/12 at 100.00	AA–		290,740

1,375	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2010A, 5.000%, 5/01/36	5/20 at 100.00	Aa3		1,534,115
91,630	Total Transportation				58,988,174
	U.S. Guaranteed – 12.1% (4)

1,280	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Series 2004A, 5.250%, 4/01/23 (Pre-refunded 4/01/14) – AGM Insured	4/14 at 100.00	AA–	(4)	1,394,394

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

	Cabarrus County, North Carolina, Certificates of Participation, Series 2002:
$1,330	5.250%, 2/01/19 (Pre-refunded 2/01/13)	2/13 at 100.00	AA	(4)	$1,374,834
3,990	5.000%, 2/01/22 (Pre-refunded 2/01/13)	2/13 at 100.00	AA	(4)	4,117,840

450	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)	1/15 at 100.00	AA+	(4)	503,978

2,255	Dare County, North Carolina, Certificates of Participation, Series 2002, 5.250%, 6/01/16 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA–	(4)	2,312,052

	Greensboro, North Carolina, Combined Enterprise System Revenue Bonds, Series 2005A:
1,690	5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA		1,920,516
610	5.000%, 6/01/26 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA		693,204

2,000	Hartnett County, North Carolina, Certificates of Participation, Series 2002, 5.125%, 12/01/23 (Pre-refunded 12/01/12) – AGM Insured	12/12 at 101.00	AA–	(4)	2,069,620

1,090	Johnston County, North Carolina, General Obligation Bonds, Series 2005, 5.250%, 2/01/17 (Pre-refunded 2/01/15) – FGIC Insured	2/15 at 100.00	AA+	(4)	1,230,697

2,315	Johnston County, North Carolina, General Obligation Bonds, Series 2007, 5.000%, 2/01/24 (Pre-refunded 2/01/17) – FGIC Insured	2/17 at 100.00	AA+	(4)	2,780,084

995	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1991A, 6.500%, 1/01/18 (ETM)	No Opt. Call	Aaa		1,293,012

	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B:
590	5.500%, 1/01/17 (Pre-refunded 7/01/12) – FGIC Insured	7/12 at 100.00	A–	(4)	592,608
270	5.500%, 1/01/21 (Pre-refunded 7/01/12)	7/12 at 100.00	A–	(4)	271,193
5	5.500%, 1/01/21 (Pre-refunded 7/01/12) – AGM Insured	7/12 at 100.00	AA–	(4)	5,022

4,400	North Carolina Infrastructure Finance Corporation, Certificates of Participation, Capital Improvements, Series 2005A, 5.000%, 2/01/19 (Pre-refunded 2/01/15) (5)	2/15 at 100.00	AA+	(4)	4,936,316

	North Carolina Infrastructure Finance Corporation, Certificates of Participation, Correctional Facilities, Series 2004A:
2,250	5.000%, 2/01/21 (Pre-refunded 2/01/14)	2/14 at 100.00	AA+	(4)	2,425,208
1,000	5.000%, 2/01/22 (Pre-refunded 2/01/14)	2/14 at 100.00	AA+	(4)	1,077,870

3,000	North Carolina Infrastructure Finance Corporation, Lease Purchase Revenue Bonds, North Carolina Facilities Project, Series 2004, 5.000%, 11/01/21 (Pre-refunded 11/01/14)	11/14 at 100.00	AA+	(4)	3,330,390

1,250	North Carolina Medical Care Commission, Revenue Bonds, Northeast Medical Center, Series 2004, 5.000%, 11/01/24 (Pre-refunded 11/01/14)	11/14 at 100.00	N/R	(4)	1,384,463

1,655	North Carolina State, General Obligation Bonds, Series 2005A, 5.000%, 3/01/19 (Pre-refunded 3/01/15)	3/15 at 100.00	N/R	(4)	1,863,729

2,500	North Carolina, Certificates of Participation, Repair and Renovation Project, Series 2004B, 5.000%, 6/01/20 (Pre-refunded 6/01/14)	6/14 at 100.00	AA+	(4)	2,730,550

1,290	North Carolina, Certificates of Participation, Series 2003, 5.250%, 6/01/22 (Pre-refunded 6/01/13)	6/13 at 100.00	AA+	(4)	1,352,449

	Orange County, North Carolina, Certificates of Participation, Public Improvement Project, Series 2006A:
1,080	5.000%, 4/01/20 (Pre-refunded 4/01/16) – AMBAC Insured	4/16 at 100.00	AA+	(4)	1,261,818
1,105	5.000%, 4/01/21 (Pre-refunded 4/01/16) – AMBAC Insured	4/16 at 100.00	AA+	(4)	1,291,027

1,000	Orange Water and Sewerage Authority, North Carolina, Water and Sewerage System Revenue Bonds, Series 2004A, 5.250%, 7/01/20 (Pre-refunded 7/01/14)	7/14 at 100.00	AA+	(4)	1,102,170

	Pitt County, North Carolina, Certificates of Participation, School Facilities Project, Series 2004B:
1,415	5.000%, 4/01/20 (Pre-refunded 4/01/14) – AMBAC Insured	4/14 at 100.00	AA	(4)	1,534,992
1,415	5.000%, 4/01/21 (Pre-refunded 4/01/14) – AMBAC Insured	4/14 at 100.00	AA	(4)	1,534,992
1,415	5.000%, 4/01/22 (Pre-refunded 4/01/14) – AMBAC Insured	4/14 at 100.00	AA	(4)	1,534,992

Nuveen Investments	41

Portfolio of Investments

Nuveen North Carolina Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$720	Rutherford County, North Carolina, Certificates of Participation, Series 2002, 5.000%, 9/01/21 (Pre-refunded 9/01/12) – AMBAC Insured	9/12 at 101.00	A1	(4)	$735,840

1,330	Union County, North Carolina, Enterprise System Revenue Bonds, Series 2003A, 5.000%, 6/01/29 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	Aa2	(4)	1,393,122

780	University of North Carolina System, Pooled Revenue Bonds, Series 2002B, 5.375%, 4/01/20 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R	(4)	792,815

	University of North Carolina System, Pooled Revenue Refunding Bonds, Series 2002A:
110	5.375%, 4/01/16 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R	(4)	111,807
480	5.375%, 4/01/16 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R	(4)	488,362
430	5.375%, 4/01/16 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R	(4)	437,461
490	5.375%, 4/01/20 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R	(4)	498,536
530	5.375%, 4/01/20 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R	(4)	539,196
140	5.375%, 4/01/20 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	A+	(4)	142,435
20	5.000%, 4/01/27 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R	(4)	20,320
30	5.000%, 4/01/27 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	A+	(4)	30,480
40	5.000%, 4/01/27 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R	(4)	40,644
48,745	Total U.S. Guaranteed				53,151,038
	Utilities – 6.6%

1,000	Fayetteville Public Works Commission, North Carolina, Revenue Bonds, Series 2009B, 5.000%, 3/01/35	3/19 at 100.00	AA		1,142,670

3,875	Monroe, North Carolina, Combined Enterprise System Revenue Bonds, Series 2008A, 5.000%, 3/01/33 – AGC Insured	3/18 at 100.00	AA–		4,192,983

2,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2003C, 5.375%, 1/01/17	1/13 at 100.00	A–		2,053,540

5,600	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2009B, 5.000%, 1/01/26	1/19 at 100.00	A–		6,280,456

	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B:
5,320	6.000%, 1/01/18 – AMBAC Insured	No Opt. Call	Baa1		6,544,664
380	6.000%, 1/01/22	No Opt. Call	A–		492,146
15	6.000%, 1/01/22 – FGIC Insured	No Opt. Call	Baa1		19,397
500	6.000%, 1/01/22 – RAAI Insured	No Opt. Call	Baa1		647,560
75	6.000%, 1/01/26	No Opt. Call	A–		99,404

340	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2008A, 5.000%, 1/01/23	1/18 at 100.00	A–		384,316

1,400	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/30	1/19 at 100.00	A		1,547,168

20	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.250%, 1/01/19 – NPFG Insured	1/13 at 100.00	A		20,552

2,000	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2008C, 5.250%, 1/01/20	1/18 at 100.00	A		2,352,720

	Shelby, North Carolina, Combined Enterprise System Revenue Bonds, Series 2004:
1,035	5.000%, 5/01/20 – SYNCORA GTY Insured	5/14 at 100.00	A		1,087,578
610	5.000%, 5/01/24 – SYNCORA GTY Insured	5/14 at 100.00	A		634,302

1,500	Wake County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Revenue Refunding Bonds, Carolina Power and Light Company, Series 2002, 5.375%, 2/01/17	2/13 at 100.50	A1		1,520,490
25,670	Total Utilities				29,019,946
	Water and Sewer – 18.8%

1,000	Asheville, North Carolina, Water System Revenue Bonds, Series 2007, 5.000%, 8/01/32 – NPFG Insured	8/17 at 100.00	AA		1,076,900

7,900	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 4/01/31 – AGM Insured	4/18 at 100.00	AA–		8,786,380

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$1,465	Brunswick County, North Carolina, Enterprise Systems Revenue Refunding Bonds, Series 2012A, 5.000%, 4/01/28	4/22 at 100.00	AA–	$1,742,398

4,640	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Series 2008, 5.000%, 8/01/35	8/18 at 100.00	AA	5,297,813

2,000	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Series 2009B, 5.000%, 7/01/38	7/20 at 100.00	AAA	2,279,780

2,825	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2005A, 5.000%, 12/01/21	12/14 at 102.00	AAA	3,163,689

1,075	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2008, 5.000%, 7/01/38	7/18 at 100.00	AAA	1,219,469

250	Dare County, North Carolina, Utilities System Revenue Bonds, Series 2011, 5.000%, 2/01/41	2/21 at 100.00	AA	279,698

6,400	Durham, North Carolina, Utility System Revenue Bonds, Refunding Series 2011, 5.000%, 6/01/41	6/21 at 100.00	AAA	7,292,032

5,615	Harnett County, North Carolina, Enterprise System Revenue Bonds, Series 2007A, 5.000%, 5/01/27 – AGM Insured	5/17 at 100.00	AA–	6,152,075

2,080	High Point, North Carolina, Combined Enterprise System Revenue Bonds, Series 2008, 5.000%, 11/01/33 – AGM Insured	11/18 at 100.00	AAA	2,370,867

4,000	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 6/01/33 – NPFG Insured	6/18 at 100.00	A2	4,238,880

	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009A:
500	5.750%, 6/01/26	6/19 at 100.00	AA–	584,275
3,500	6.000%, 6/01/34 – AGC Insured	6/19 at 100.00	AA–	4,030,880
1,500	6.000%, 6/01/36 – AGC Insured	6/19 at 100.00	AA–	1,724,520

	Onslow County, North Carolina, Combined Enterprise System Revenue Bonds, Series 2004B:
515	5.000%, 6/01/23 – SYNCORA GTY Insured	6/14 at 100.00	A+	551,441
1,030	5.000%, 6/01/24 – SYNCORA GTY Insured	6/14 at 100.00	A+	1,102,141

1,450	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2012A, 5.000%, 3/01/30	3/22 at 100.00	AAA	1,740,348

2,335	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2005, 5.000%, 3/01/21	3/15 at 100.00	AAA	2,584,938

	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2006A:
11,995	5.000%, 3/01/31 (UB)	3/16 at 100.00	AAA	13,299,936
6,995	5.000%, 3/01/36 (UB)	3/16 at 100.00	AAA	7,755,986
30	4.500%, 3/01/36	3/16 at 100.00	AAA	31,567

5,000	Wilmington, North Carolina, Water and Sewer Revenue Bonds, Series 2005, 5.000%, 6/01/34 – AGM Insured	6/15 at 100.00	AA	5,218,350
74,100	Total Water and Sewer			82,524,363
$463,400	Total Investments (cost $409,684,655) – 102.0%			447,610,438
	Floating Rate Obligations – (2.9)%			(12,655,000)
	Other Assets Less Liabilities – 0.9% (6)			4,056,483
	Net Assets – 100%			$439,011,921

Investments in Derivatives at May 31, 2012

Forward Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (7)	Termination Date	Unrealized Appreciation (Depreciation)
Barclays	$9,000,000	Receive	3-Month USD-LIBOR	2.690%	Semi-Annually	12/21/12	12/21/41	$(462,608)

Nuveen Investments	43

Portfolio of Investments

Nuveen North Carolina Municipal Bond Fund (continued)

May 31, 2012

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged as collateral for investments in derivatives.

(6)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at May 31, 2012.

(7)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

44	Nuveen Investments

Portfolio of Investments

Nuveen Tennessee Municipal Bond Fund

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 0.1%

$290	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	11/12 at 100.00	BBB+	$289,182
	Education and Civic Organizations – 7.8%

3,500	Claiborne County Industrial Development Board, Tennessee, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2010, 6.125%, 10/01/40	10/20 at 100.00	N/R	3,836,560

	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009:
900	6.125%, 10/01/29	10/19 at 100.00	N/R	992,493
1,090	6.375%, 10/01/34	10/19 at 100.00	N/R	1,216,734
1,740	6.625%, 10/01/39	10/19 at 100.00	N/R	1,947,321

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
750	5.000%, 11/01/28	No Opt. Call	BBB+	804,390
780	5.000%, 11/01/29	No Opt. Call	BBB+	835,934
895	5.000%, 11/01/30	No Opt. Call	BBB+	954,133
710	5.000%, 11/01/31	No Opt. Call	BBB+	751,230

11,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2009A, 5.000%, 10/01/39 (UB) (4)	10/19 at 100.00	AA+	12,303,720

3,475	Shelby County Health, Educational and Housing Facility Board, Tennessee, Educational Facilities Revenue Bonds, Rhodes College, Series 2011, 5.500%, 8/01/40	8/21 at 100.00	A+	3,996,702

1,500	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Series 2005A, 5.000%, 5/01/25 – NPFG Insured	5/15 at 100.00	Aa1	1,645,875

545	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Series 2009A, 5.000%, 5/01/39	5/19 at 100.00	Aa1	606,318

5,000	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Series 2010A, 5.000%, 5/01/30	5/18 at 100.00	Aa1	5,738,250
31,885	Total Education and Civic Organizations			35,629,660
	Health Care – 17.0%

3,060	Blount County, Tennessee, Hospital Revenue Improvement Bonds, Blount Memorial Hospital, Series 1998B, 5.125%, 7/01/19	7/12 at 100.00	A3	3,064,100

900	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.250%, 10/01/33	10/18 at 100.00	AA	1,057,041

	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2004:
2,000	5.000%, 10/01/18 – AGM Insured	No Opt. Call	AA–	2,370,500
1,000	5.000%, 10/01/22 – AGM Insured	10/19 at 100.00	AA–	1,152,050

1,000	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.000%, 12/01/40	12/20 at 100.00	N/R	1,085,910

3,000	Jackson, Tennessee, Hospital Revenue Refunding Bonds, Jackson-Madison County General Hospital Project, Series 2008, 5.750%, 4/01/41	4/18 at 100.00	A+	3,286,080

	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A:
905	5.375%, 7/01/25	7/20 at 100.00	BBB+	994,785
200	5.625%, 7/01/30	7/20 at 100.00	BBB+	219,428
1,250	6.000%, 7/01/38	7/20 at 100.00	BBB+	1,406,013

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
100	5.500%, 7/01/31	7/16 at 100.00	BBB+	104,809
5,000	5.500%, 7/01/36	7/16 at 100.00	BBB+	5,196,700

Nuveen Investments	45

Portfolio of Investments

Nuveen Tennessee Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Knox County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2007:
$2,055	5.250%, 4/01/27	4/17 at 100.00	BBB+	$2,149,571
4,000	5.250%, 4/01/36	4/17 at 100.00	BBB+	4,149,000

1,000	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Fort Sanders Alliance Obligated Group, Series 1993A, 6.250%, 1/01/13 – NPFG Insured	No Opt. Call	BBB	1,031,330

	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2006:
2,000	0.000%, 1/01/35	1/17 at 41.04	A	657,920
3,980	0.000%, 1/01/36	1/17 at 38.98	A	1,241,004
1,955	0.000%, 1/01/38	1/17 at 35.16	A	547,908
5,000	0.000%, 1/01/39	1/17 at 33.38	A	1,329,100
5,820	0.000%, 1/01/40 – AGM Insured	1/17 at 31.69	AA–	1,472,809
18,145	0.000%, 1/01/42	1/17 at 28.53	A	4,115,649

10,000	Rutherford County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Ascension Health Group, Series 2010C, 5.000%, 11/15/40	11/19 at 100.00	AA+	10,796,200

5,000	Rutherford County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Ascension Health Group, Series 2012C, 5.000%, 11/15/47	11/21 at 100.00	AA+	5,458,250

2,500	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Methodist Healthcare, Series 2004, 5.250%, 9/01/27 – AGM Insured	3/18 at 100.00	AA–	2,753,025

3,220	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Methodist Le Bonheur Healthcare, Series 2012, 5.000%, 5/01/42	5/22 at 100.00	A+	3,452,742

7,500	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, St Jude’s Childrens Hospital, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	AAA	8,009,175

5,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	5,142,250

	Sullivan County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Wellmont Health System, Series 2003:
2,000	5.000%, 9/01/15 – RAAI Insured	9/13 at 100.00	BBB+	2,062,780
3,500	5.000%, 9/01/18 – RAAI Insured	9/13 at 100.00	BBB+	3,583,860

5,000	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007, 5.500%, 11/01/27 (5)	11/17 at 100.00	B–	99,750
106,090	Total Health Care			77,989,739
	Housing/Multifamily – 8.2%

4,000	Chattanooga Health, Educational, and Housing Facility Board, Tennessee, Revenue Refunding Bonds, CDFI Phase I, LLC Project, Series 2005A, 5.125%, 10/01/35	10/15 at 100.00	BBB–	4,014,880

5,840	Hendersonville Industrial Development Board, Tennessee, Multifamily Housing Revenue Bonds, Hickory Pointe Project, Series 2010, 4.875%, 12/01/25	No Opt. Call	AA+	6,774,634

1,500	Kingsport Industrial Development Board, Tennessee, Multifamily Housing Revenue Bonds, Model City Apartments Project, Series 2009, 5.000%, 7/20/29	7/19 at 100.00	N/R	1,628,115

2,915	Knox County Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Eastowne Village Project, Refunding Series 2001, 4.000%, 6/01/31 (Mandatory put 6/01/21)	6/18 at 102.00	N/R	3,182,597

1,395	McMinnville-Warren County Industrial Development Board, Tennessee, Multifamily Housing Revenue Bonds, Beersheba Heights Towers, Series 2009, 5.500%, 11/20/39	10/19 at 100.00	AAA	1,521,415

3,975	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Goodwill Village Apartments, Series 2010A, 6.000%, 12/01/40	12/20 at 100.00	A–	4,119,412

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$5,600	Metropolitan Government of Nashville & Davidson County Health and Educational Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Parkwood Villa Apartments Project, Series 2010, 4.600%, 3/01/40 (Mandatory put 3/01/25)	3/20 at 100.00	AA+	$6,092,016

5,000	Metropolitan Government of Nashville & Davidson County Health and Educational Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Willow Pointe Apartments Project, Series 2012, 3.750%, 3/15/28	3/22 at 100.00	Aaa	5,220,800

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, FHA-Insured Housing Revenue Bonds, Herman Street Apartments, Series 1992:
170	7.000%, 6/01/17	12/12 at 100.00	N/R	173,932
485	7.250%, 6/01/32	12/12 at 100.00	N/R	492,484

	Rutherford County Health and Educational Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Spring Valley Apartments Project, Series 2010A:
500	5.125%, 10/01/30	10/20 at 100.00	A–	499,080
3,700	5.850%, 10/01/46	10/20 at 100.00	A–	3,787,801
35,080	Total Housing/Multifamily			37,507,166
	Housing/Single Family – 2.3%

15	Hamilton County, Tennessee, GNMA Certificates Single Family Mortgage Revenue Bonds, Home Purchase and Rehabilitation Program, Series 1990, 8.000%, 9/01/23 (Alternative Minimum Tax)	9/12 at 100.00	AA+	15,195

15	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2003-1A, 5.100%, 1/01/33 (Alternative Minimum Tax)	7/12 at 100.00	AA+	15,010

95	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2004, 5.000%, 7/01/34 (Alternative Minimum Tax)	7/13 at 100.00	AA+	96,117

1,125	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2009-1, 5.000%, 7/01/29	7/18 at 100.00	AA+	1,210,961

2,265	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2010-1C, 4.500%, 7/01/25 (Alternative Minimum Tax)	1/20 at 100.00	AA+	2,399,179

	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2011-1A:
3,380	4.350%, 7/01/22 (Alternative Minimum Tax)	1/21 at 100.00	AA+	3,610,719
1,035	4.500%, 7/01/23 (Alternative Minimum Tax)	1/21 at 100.00	AA+	1,102,047

2,000	Tennessee Housing Development Agency, Housing Finance Program Bonds, Series 2011C, 4.300%, 7/01/30	7/21 at 100.00	Aa2	2,131,440
9,930	Total Housing/Single Family			10,580,668
	Tax Obligation/General – 16.0%

4,000	Blount County, Tennessee, General Obligation Bonds, Refunding Series 2011, 5.000%, 6/01/23	6/21 at 100.00	Aa2	4,848,840

	Dickson County, Tennessee, General Obligation Refunding Bonds, Series 2002:
2,250	5.000%, 3/01/17 – FGIC Insured	3/13 at 102.00	A+	2,362,343
1,000	5.000%, 3/01/19 – FGIC Insured	3/13 at 102.00	A+	1,046,800

250	Franklin Special School District, Williamson County, Tennessee, General Obligation Bonds, Series 2009A, 5.000%, 6/01/33	6/19 at 100.00	Aa1	283,130

	Gibson County School District, Tennessee, Revenue Bonds, Series 2007:
1,000	5.000%, 4/01/25 – AGM Insured	4/17 at 100.00	AA–	1,104,870
1,000	5.000%, 4/01/26 – AGM Insured	4/17 at 100.00	AA–	1,097,960
1,000	5.000%, 4/01/27 – AGM Insured	4/17 at 100.00	AA–	1,094,180
1,000	5.000%, 4/01/31 – AGM Insured	4/17 at 100.00	AA–	1,076,950

1,365	Greene County, Tennessee, General Obligation Bonds, Series 2005B, 5.000%, 6/01/22 – NPFG Insured	6/16 at 100.00	A1	1,494,347

3,700	Knoxville County, Tennessee, General Obligation Bonds, Series 2002, 5.500%, 4/01/15	No Opt. Call	AA+	4,221,478

Nuveen Investments	47

Portfolio of Investments

Nuveen Tennessee Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$4,000	Memphis, Tennessee, General Obligation Bonds, Refunding General Improvement Series 2011, 5.000%, 5/01/36	5/21 at 100.00	AA	$4,599,800

1,300	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Refunding & Improvement Series 2010A, 5.000%, 7/01/25	7/20 at 100.00	Aa1	1,553,305

600	Montgomery County, Tennessee, General Obligation Bonds, School & Public Improvement Series 2011, 5.000%, 4/01/21	No Opt. Call	AA+	748,920

1,300	Montgomery County, Tennessee, General Obligation Bonds, Series 2004, 5.000%, 5/01/15 – FGIC Insured	5/14 at 102.00	AA+	1,431,326

1,120	Overton County, Tennessee, General Obligation Bonds, Series 2004, 5.000%, 4/01/14 – NPFG Insured	No Opt. Call	Baa2	1,203,787

4,250	Pigeon Forge Industrial Development Board, Tennessee, Revenue Bonds, Public Facility, Series 2011, 5.000%, 6/01/34	6/21 at 100.00	AA	4,778,700

	Putnam County, Tennessee, General Obligation School Refunding Bonds, Series 2001:
1,000	5.250%, 4/01/18 – FGIC Insured	No Opt. Call	Aa2	1,220,870
2,960	5.250%, 4/01/19 – FGIC Insured	No Opt. Call	Aa2	3,681,115
2,645	5.250%, 4/01/20 – FGIC Insured	No Opt. Call	Aa2	3,286,571

1,205	Roane County, Tennessee, General Obligation Rural School Bonds, Series 2004, 5.000%, 5/01/16 – NPFG Insured	5/14 at 100.00	Aa3	1,304,388

3,460	Shelby County, Tennessee, General Obligation Bonds, Series 2005A, 5.000%, 4/01/17 – AMBAC Insured	4/15 at 100.00	AA+	3,863,678

1,645	Smith County, Tennessee, General Obligation Bonds, Series 2005, 5.000%, 4/01/20 – AMBAC Insured	4/15 at 102.00	N/R	1,841,758

1,750	Sullivan County, Tennessee, General Obligation Bonds, Series 2004, 5.000%, 5/01/17 – AMBAC Insured	5/15 at 102.00	Aa2	1,989,190

1,965	Sullivan County, Tennessee, General Obligation Bonds, Series 2005, 5.000%, 4/01/24 – AMBAC Insured	4/15 at 102.00	Aa2	2,188,322

3,050	Sumner County, Tennessee, General Obligation Bonds, Refunding Series 2011, 5.000%, 6/01/23	6/21 at 100.00	AA+	3,750,006

	Tennessee State, General Obligation Bonds, Series 2011A:
1,985	5.000%, 10/01/16	No Opt. Call	Aaa	2,357,565
5,000	5.000%, 10/01/21	No Opt. Call	Aaa	6,429,800
3,000	5.000%, 10/01/30	10/21 at 100.00	Aaa	3,622,170

1,000	Williamson County, Tennessee, General Obligation Bonds, Rural School, Series 2002, 5.000%, 3/01/17	3/13 at 102.00	Aaa	1,053,340

1,435	Williamson County, Tennessee, General Obligation Bonds, Rural School, Series 2004, 5.000%, 4/01/18	No Opt. Call	Aaa	1,763,371

1,730	Wilson County, Tennessee, General Obligation Bonds, Refunding Series 2012, 5.000%, 4/01/23	4/22 at 100.00	AA	2,143,228
62,965	Total Tax Obligation/General			73,442,108
	Tax Obligation/Limited – 0.9%

1,790	Coffee County Public Building Authority, Manchester, Tennessee, General Obligation Local Government Improvement Bonds, Series 2003Z-1-A, 5.375%, 6/01/18 – AMBAC Insured	6/13 at 100.00	A+	1,861,904

525	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	569,657

	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee, Tourism Tax Revenue Bonds, Series 2010-A1:
1,000	5.000%, 7/01/22	7/20 at 100.00	A1	1,160,100
600	5.000%, 7/01/26	7/20 at 100.00	A1	672,738
3,915	Total Tax Obligation/Limited			4,264,399

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation – 2.3%

$1,230	Guam International Airport Authority, Revenue Bonds, Series 2003B, 5.250%, 10/01/20 – NPFG Insured	10/13 at 100.00	BBB		$1,261,463

	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2010B:
3,250	5.625%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	A+		3,932,175
300	5.750%, 7/01/23 (Alternative Minimum Tax)	7/20 at 100.00	A+		351,186
2,265	5.750%, 7/01/24 (Alternative Minimum Tax)	7/20 at 100.00	A+		2,623,617

2,500	Metropolitan Nashville Airport Authority, Tennessee, Special Facility Revenue Bonds, Aero Nashville LLC Project, Refunding Series 2010, 5.200%, 7/01/26	7/20 at 100.00	Baa3		2,455,850
9,545	Total Transportation				10,624,291
	U.S. Guaranteed – 11.2% (6)

1,520	Clarksville, Tennessee, Water, Sewer, and Gas Revenue Refunding and Improvement Bonds, Series 1992, 0.000%, 2/01/16 – NPFG Insured (ETM)	No Opt. Call	BBB	(6)	1,473,838

	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C:
2,735	5.125%, 7/01/25 – NPFG Insured (ETM)	7/12 at 100.00	BBB	(6)	2,735,520
9,570	5.250%, 7/01/28 – NPFG Insured (ETM)	7/12 at 100.00	BBB	(6)	9,571,723

1,180	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.125%, 7/01/25 (Pre-refunded 7/01/23) – NPFG Insured	7/23 at 100.00	Baa1	(6)	1,183,965

5,000	Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds, Series 2002, 5.000%, 10/01/21 (Pre-refunded 10/01/12)	10/12 at 100.00	AA	(6)	5,080,700

4,000	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Series 2002A, 5.125%, 11/01/28 (Pre-refunded 11/01/12) – AMBAC Insured	11/12 at 100.00	AA–	(6)	4,082,240

18,670	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Subordinate Lien Revenue Bonds, Volunteer Healthcare Systems Inc., Series 1988, 0.000%, 6/01/21 (ETM)	No Opt. Call	Aaa		15,324,709

3,450	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Series 2004, 5.250%, 6/01/15 (Pre-refunded 6/01/14)	6/14 at 100.00	Aa1	(6)	3,788,963

2,000	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Series 2005C, 5.000%, 2/01/19 (Pre-refunded 2/01/15)	2/15 at 100.00	Aa1	(6)	2,246,060

245	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 – AGC Insured (ETM)	No Opt. Call	AA–	(6)	349,875

40	Shelby County, Tennessee, General Obligation Bonds, Series 2005A, 5.000%, 4/01/17 (Pre-refunded 4/01/15) – AMBAC Insured	4/15 at 100.00	Aa1	(6)	45,154

	Sullivan County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Wellmont Health System, Series 2002:
2,345	6.250%, 9/01/22 (Pre-refunded 9/01/12)	9/12 at 101.00	N/R	(6)	2,404,047
1,405	6.250%, 9/01/22 (Pre-refunded 9/01/12)	9/12 at 101.00	N/R	(6)	1,440,378

1,200	Williamson County, Tennessee, General Obligation Bonds, Rural School, Series 2004B, 5.000%, 5/01/20 (Pre-refunded 5/01/15)	5/15 at 100.00	Aaa		1,358,964
53,360	Total U.S. Guaranteed				51,086,136
	Utilities – 17.9%

	Chattanooga, Tennessee, Electric System Enterprise Revenue Bonds, Series 2008A:
1,000	5.000%, 9/01/28	No Opt. Call	AA		1,141,950
5,000	5.000%, 9/01/33	3/18 at 100.00	AA		5,618,100

	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006:
500	5.000%, 12/15/14 – SYNCORA GTY Insured	No Opt. Call	A		530,925
1,000	5.000%, 12/15/17 – SYNCORA GTY Insured	No Opt. Call	A		1,078,850
3,250	5.000%, 12/15/19 – SYNCORA GTY Insured	No Opt. Call	A		3,520,725

Nuveen Investments	49

Portfolio of Investments

Nuveen Tennessee Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)
$2,725	5.000%, 12/15/20 – SYNCORA GTY Insured	No Opt. Call	A	$2,925,315
6,275	5.000%, 12/15/21 – SYNCORA GTY Insured	No Opt. Call	A	6,701,700

5,000	Clarksville, Tennessee, Electric System Revenue Bonds, Series 2007, 5.000%, 9/01/32 – SYNCORA GTY Insured	9/17 at 100.00	Aa2	5,355,350

	Clarksville, Tennessee, Electric System Revenue Bonds, Series 2010A:
1,160	5.000%, 9/01/34	9/20 at 100.00	Aa2	1,313,433
2,500	5.000%, 9/01/35	9/20 at 100.00	Aa2	2,819,075

1,100	Dickson, Tennessee, Electric System Revenue Bonds, Series 2002, 5.000%, 9/01/16 – AGM Insured	9/12 at 102.00	Aa3	1,134,364

2,000	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2008A, 5.000%, 5/15/33	5/18 at 100.00	AA+	2,217,220

10,000	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/15/36	5/21 at 100.00	AA+	11,505,300

3,570	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	BBB+	3,613,590

3,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/23 – FGIC Insured	7/15 at 100.00	BBB+	3,173,100

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
2,700	5.250%, 9/01/18	No Opt. Call	A2	3,036,744
1,395	5.250%, 9/01/21	No Opt. Call	A2	1,564,590
4,755	5.250%, 9/01/22	No Opt. Call	A2	5,262,454
130	5.250%, 9/01/24	No Opt. Call	A2	143,159
2,520	5.250%, 9/01/26	No Opt. Call	A2	2,776,788

6,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	6,349,500

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C:
450	5.000%, 2/01/19	No Opt. Call	A–	483,993
100	5.000%, 2/01/21	No Opt. Call	A–	107,858
250	5.000%, 2/01/22	No Opt. Call	A–	267,085
600	5.000%, 2/01/23	No Opt. Call	A–	636,510
100	5.000%, 2/01/24	No Opt. Call	A–	105,575
4,760	5.000%, 2/01/27	No Opt. Call	A–	4,968,345

1,800	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	7/17 at 100.00	Baa3	1,819,710

	West Tennessee Public Utility District, Weakley, Carroll and Benton Counties, Tennessee, Gas System Revenue Bonds, Refunding Series 2012:
310	3.000%, 3/01/15	No Opt. Call	A–	324,607
320	3.000%, 3/01/16	No Opt. Call	A–	338,541
340	3.000%, 3/01/18	No Opt. Call	A–	363,899
360	4.000%, 3/01/20	No Opt. Call	A–	407,549
375	4.000%, 3/01/21	No Opt. Call	A–	422,310
75,345	Total Utilities			82,028,214
	Water and Sewer – 16.8%

645	Blountville Utility District of Sullivan County, Tennessee, Waterworks Revenue Bonds, Series 2009, 4.000%, 5/01/19	No Opt. Call	A	731,727

1,830	Clarksville, Tennessee, Water, Sewer and Gas Revenue Refunding Bonds, Series 2002, 5.250%, 2/01/17 – AGM Insured	No Opt. Call	Aa3	2,186,868

1,000	Dickson County Water Authority, Tennessee, Waterworks System Revenue Bonds, Series 2002, 5.000%, 12/01/19 – FGIC Insured	12/12 at 100.00	A1	1,014,980

	First Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2012A:
1,785	4.000%, 12/01/27	12/22 at 100.00	AA+	1,947,274
2,000	5.000%, 12/01/29	12/22 at 100.00	AA+	2,396,880
2,375	5.000%, 12/01/32	12/22 at 100.00	AA+	2,787,276

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

	Gallatin, Tennessee, Water and Sewer Revenue Bonds, Refunding and Improvement Series 2011:
$300	3.500%, 7/01/31	7/22 at 100.00	Aa3	$311,769
635	3.625%, 7/01/32	7/22 at 100.00	Aa3	662,267

5,000	Gallatin, Tennessee, Water and Sewer Revenue Bonds, Series 2008, 5.000%, 1/01/33 – AGC Insured	1/18 at 100.00	Aa3	5,511,800

2,525	Hallsdale-Powell Utility District, Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 4/01/36 – FGIC Insured	4/17 at 100.00	AA	2,699,478

10,000	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Series 2012A, 4.000%, 9/01/40 (WI/DD, Settling 6/14/12)	9/22 at 100.00	AA	9,866,100

1,840	Harpeth Valley Utility District, Davidson and Williamson Counties, Tennessee, Revenue Bonds, Series 2005, 5.000%, 9/01/24 – NPFG Insured	9/15 at 100.00	Aa3	2,060,800

	Harpeth Valley Utility District, Davidson and Williamson Counties, Tennessee, Revenue Bonds, Utility Improvements, Series 2004:
1,175	5.000%, 9/01/19 – NPFG Insured	9/14 at 100.00	Aa3	1,282,184
1,225	5.000%, 9/01/20 – NPFG Insured	9/14 at 100.00	Aa3	1,335,017

10,610	Harpeth Valley Utility District, Davidson and Williamson Counties, Tennessee, Revenue Bonds, Utility Improvements, Series 2007, 5.250%, 9/01/42 – FGIC Insured	9/17 at 100.00	Aa3	11,522,036

5,380	Hendersonville Utility District, Tennessee, Waterworks and Sewer Revenue Bonds, Series 2008, 5.250%, 2/01/38 – AGM Insured	2/18 at 100.00	Aa3	5,922,304

3,000	Knox-Chapman Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2011, 5.250%, 1/01/36	1/21 at 100.00	AA–	3,449,820

705	Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2007, 5.000%, 4/01/41 – AGM Insured	4/17 at 100.00	AA+	781,937

	Pleasant View Utility District, Cheatham County, Tennessee, Water and Sewer Revenue Bonds, Refunding & Improvement Series 2012:
265	5.000%, 9/01/16 (WI/DD, Settling 6/07/12)	No Opt. Call	A+	306,740
285	5.000%, 9/01/17 (WI/DD, Settling 6/07/12)	No Opt. Call	A+	337,420
300	5.000%, 9/01/18 (WI/DD, Settling 6/07/12)	No Opt. Call	A+	360,786
310	5.000%, 9/01/19 (WI/DD, Settling 6/07/12)	No Opt. Call	A+	377,251
325	5.000%, 9/01/20 (WI/DD, Settling 6/07/12)	No Opt. Call	A+	398,749
350	5.000%, 9/01/22 (WI/DD, Settling 6/07/12)	No Opt. Call	A+	431,596

	Rutherford County Consolidated Utility District, Tennessee, Waterworks Revenue Bonds, Series 2004:
1,295	5.000%, 2/01/20 – NPFG Insured	2/14 at 102.00	AAA	1,388,344
1,300	5.000%, 2/01/22 – NPFG Insured	2/14 at 100.00	AAA	1,384,188

2,000	Rutherford County Consolidated Utility District, Tennessee, Waterworks Revenue Bonds, Series 2006, 5.000%, 2/01/36 – AGM Insured	2/16 at 100.00	AAA	2,098,440

	Savannah Valley Utility District, Hamilton County, Tennessee, Waterworks Revenue Refunding Bonds, Series 2012-A:
535	5.000%, 6/01/19	No Opt. Call	AA	663,036
525	5.000%, 6/01/20	No Opt. Call	AA	655,993
585	5.000%, 6/01/21	No Opt. Call	AA	735,146
515	5.000%, 6/01/22	No Opt. Call	AA	651,413

4,240	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement and Refunding Series 2009, 5.250%, 12/01/39 – AGM Insured	12/19 at 100.00	AA–	4,838,260

5,000	White House Utility District, Robertson and Sumner Counties, Tennessee, Water and Sewerage Revenue Refunding Bonds, Series 2006, 5.000%, 1/01/28 – NPFG Insured	1/17 at 100.00	Aa3	5,357,600

355	Wilson County Water and Wastewater Authority, Tennessee, Waterworks Revenue Refunding and Improvement Bonds, Series 1993, 6.000%, 3/01/14	9/12 at 100.00	A1	356,129
70,215	Total Water and Sewer			76,811,608
$458,620	Total Investments (cost $422,703,602) – 100.5%			460,253,171
	Floating Rate Obligations – (1.8)%			(8,250,000)
	Other Assets Less Liabilities – 1.3%			6,049,527
	Net Assets – 100%			$458,052,698

Nuveen Investments	51

Portfolio of Investments

Nuveen Tennessee Municipal Bond Fund (continued)

May 31, 2012

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

52	Nuveen Investments

Statement of Assets and Liabilities

May 31, 2012

	Georgia	Louisiana	North Carolina	Tennessee
Assets
Investments, at value (cost $172,130,772, $107,525,230, $409,684,655 and $422,703,602, respectively)	$183,005,986	$115,342,232	$447,610,438	$460,253,171
Cash	1,075,447	366,733	—	—
Receivables:
Interest	3,003,126	1,507,091	6,315,455	5,456,554
Investments sold	—	10,000	3,227,133	13,068,276
Shares sold	306,986	151,481	923,538	1,194,674
Other assets	224	122	21,505	44,307
Total assets	187,391,769	117,377,659	458,098,069	480,016,982
Liabilities
Cash overdraft	—	—	4,185,636	319,675
Floating rate obligations	3,380,000	1,875,000	12,655,000	8,250,000
Unrealized depreciation on forward swaps	—	—	462,608	—
Payables:
Dividends	303,170	129,664	712,299	471,555
Investments purchased	—	1,700,000	—	12,075,394
Shares redeemed	128,563	431,306	675,689	346,367
Accrued expenses:
Management fees	80,276	49,700	189,021	195,509
12b-1 distribution and service fees	40,499	30,623	62,085	118,375
Other	72,049	55,349	143,810	187,409
Total liabilities	4,004,557	4,271,642	19,086,148	21,964,284
Net assets	$183,387,212	$113,106,017	$439,011,921	$458,052,698
Class A Shares
Net assets	$104,821,447	$81,109,270	$176,927,106	$334,205,133
Shares outstanding	9,411,824	7,128,179	15,984,822	27,768,483
Net asset value per share	$11.14	$11.38	$11.07	$12.04
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$11.63	$11.88	$11.56	$12.57
Class B Shares
Net assets	$1,279,231	N/A	$1,144,094	$1,639,796
Shares outstanding	114,567	N/A	103,215	136,169
Net asset value and offering price per share	$11.17	N/A	$11.08	$12.04
Class C Shares
Net assets	$34,504,411	$26,989,511	$49,381,481	$97,520,333
Shares outstanding	3,107,958	2,380,267	4,462,735	8,112,657
Net asset value and offering price per share	$11.10	$11.34	$11.07	$12.02
Class I Shares
Net assets	$42,782,123	$5,007,236	$211,559,240	$24,687,436
Shares outstanding	3,855,373	438,769	19,056,108	2,053,546
Net asset value and offering price per share	$11.10	$11.41	$11.10	$12.02
Net assets consist of:
Capital paid-in	$179,201,328	$107,361,290	$409,162,167	$418,133,969
Undistributed (Over-distribution of) net investment income	171,671	116,863	758,657	719,403
Accumulated net realized gain (loss)	(6,861,001)	(2,189,138)	(8,372,078)	1,649,757
Net unrealized appreciation (depreciation)	10,875,214	7,817,002	37,463,175	37,549,569
Net assets	$183,387,212	$113,106,017	$439,011,921	$458,052,698
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01

N/A –	Louisiana does not offer Class B Shares. Class B Shares of Louisiana converted to Class A Shares at the close of business on February 15, 2012 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Nuveen Investments	53

Statement of Operations

Year Ended May 31, 2012

	Georgia	Louisiana	North Carolina	Tennessee
Investment Income	$8,608,976	$5,347,728	$19,505,313	$19,425,490
Expenses
Management fees	923,479	545,427	2,142,254	2,136,055
12b-1 service fees – Class A	200,117	154,073	332,845	631,069
12b-1 distribution and service fees – Class B	14,428	N/A	14,535	18,354
12b-1 distribution and service fees – Class C	245,560	180,535	341,412	616,580
Shareholders’ servicing agent fees and expenses	60,996	44,557	141,910	169,698
Interest expense on floating rate obligations	17,285	11,279	45,723	30,564
Custodian’s fees and expenses	32,119	20,652	71,645	67,653
Trustees’ fees and expenses	5,265	3,128	12,190	12,104
Professional fees	44,110	35,611	71,372	70,447
Shareholders’ reports – printing and mailing expenses	36,174	22,195	55,842	67,608
Federal and state registration fees	1,931	2,366	4,243	7,582
Other expenses	8,837	7,148	15,449	14,169
Total expenses before custodian fee credit	1,590,301	1,026,971	3,249,420	3,841,883
Custodian fee credit	(1,664)	(871)	(2,257)	(4,648)
Net expenses	1,588,637	1,026,100	3,247,163	3,837,235
Net investment income (loss)	7,020,339	4,321,628	16,258,150	15,588,255
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	394,182	592,412	669,536	2,325,123
Forward swaps	—	—	(1,535,000)	—
Change in net unrealized appreciation (depreciation) of:
Investments	10,637,298	7,117,516	29,961,674	27,533,417
Forward swaps	—	—	(1,549,213)	—
Net realized and unrealized gain (loss)	11,031,480	7,709,928	27,546,997	29,858,540
Net increase (decrease) in net assets from operations	$18,051,819	$12,031,556	$43,805,147	$45,446,795

N/A –	Louisiana does not offer Class B Shares. Class B Shares of Louisiana converted to Class A Shares at the close of business on February 15, 2012 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

54	Nuveen Investments

Statement of Changes in Net Assets

	Georgia		Louisiana
	Year Ended 5/31/12	Year Ended 5/31/11	Year Ended 5/31/12	Year Ended 5/31/11
Operations
Net investment income (loss)	$7,020,339	$7,666,080	$4,321,628	$4,164,945
Net realized gain (loss) from:
Investments	394,182	294,702	592,412	(313,548)
Forward swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	10,637,298	(4,216,466)	7,117,516	(137,598)
Forward swaps	—	—	—	—
Net increase (decrease) in net assets from operations	18,051,819	3,744,316	12,031,556	3,713,799
Distributions to Shareholders
From net investment income:
Class A	(4,049,933)	(4,257,887)	(3,207,436)	(3,152,555)
Class B	(50,847)	(90,499)	N/A	(40,478)
Class C	(1,154,224)	(1,218,293)	(893,033)	(852,936)
Class I	(1,819,293)	(1,939,288)	(177,573)	(150,642)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	N/A	—
Class C	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(7,074,297)	(7,505,967)	(4,278,042)	(4,196,611)
Fund Share Transactions
Proceeds from sale of shares	22,169,503	21,889,064	24,430,902	17,034,285
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,309,628	3,147,161	2,686,831	2,199,096
	25,479,131	25,036,225	27,117,733	19,233,381
Cost of shares redeemed	(25,688,995)	(40,557,872)	(16,858,167)	(19,579,396)
Net increase (decrease) in net assets from Fund share transactions	(209,864)	(15,521,647)	10,259,566	(346,015)
Net increase (decrease) in net assets	10,767,658	(19,283,298)	18,013,080	(828,827)
Net assets at the beginning of period	172,619,554	191,902,852	95,092,937	95,921,764
Net assets at the end of period	$183,387,212	$172,619,554	$113,106,017	$95,092,937
Undistributed (Over-distribution of) net investment income at the end of period	$171,671	$225,636	$116,863	$76,751

N/A –	Louisiana does not offer Class B Shares. Class B Shares of Louisiana converted to Class A Shares at the close of business on February 15, 2012 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Nuveen Investments	55

Statement of Changes in Net Assets (continued)

	North Carolina		Tennessee
	Year Ended 5/31/12	Year Ended 5/31/11	Year Ended 5/31/12	Year Ended 5/31/11
Operations
Net investment income (loss)	$16,258,150	$17,540,688	$15,588,255	$15,719,681
Net realized gain (loss) from:
Investments	669,536	830,644	2,325,123	970,880
Forward swaps	(1,535,000)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	29,961,674	(10,980,289)	27,533,417	(7,455,537)
Forward swaps	(1,549,213)	1,086,605	—	—
Net increase (decrease) in net assets from operations	43,805,147	8,477,648	45,446,795	9,235,024
Distributions to Shareholders
From net investment income:
Class A	(6,417,350)	(6,514,704)	(12,149,278)	(12,063,557)
Class B	(48,365)	(104,271)	(60,591)	(117,760)
Class C	(1,516,980)	(1,482,164)	(2,736,503)	(2,624,540)
Class I	(8,327,223)	(8,834,458)	(701,258)	(494,488)
From accumulated net realized gains:
Class A	—	—	(928,618)	(59,366)
Class B	—	—	(5,305)	(727)
Class C	—	—	(237,639)	(15,437)
Class I	—	—	(51,215)	(2,393)
Decrease in net assets from distributions to shareholders	(16,309,918)	(16,935,597)	(16,870,407)	(15,378,268)
Fund Share Transactions
Proceeds from sale of shares	80,210,748	82,483,744	76,203,822	67,263,527
Proceeds from shares issued to shareholders due to reinvestment of distributions	6,846,513	5,690,818	10,656,658	8,947,652
	87,057,261	88,174,562	86,860,480	76,211,179
Cost of shares redeemed	(75,780,606)	(120,698,408)	(46,230,663)	(68,308,412)
Net increase (decrease) in net assets from Fund share transactions	11,276,655	(32,523,846)	40,629,817	7,902,767
Net increase (decrease) in net assets	38,771,884	(40,981,795)	69,206,205	1,759,523
Net assets at the beginning of period	400,240,037	441,221,832	388,846,493	387,086,970
Net assets at the end of period	$439,011,921	$400,240,037	$458,052,698	$388,846,493
Undistributed (Over-distribution of) net investment income at the end of period	$758,657	$847,907	$719,403	$799,104

See accompanying notes to financial statements.

56	Nuveen Investments

[THIS PAGE INTENTIONALLY LEFT BLANK]

Nuveen Investments	57

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

GEORGIA
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (3/86)
2012	$10.46	$.44	$.68	$1.12	$(.44)	$—	$(.44)	$11.14	10.89%
2011	10.66	.45	(.21)	.24	(.44)	—	(.44)	10.46	2.30
2010	10.27	.44	.39	.83	(.44)	—	(.44)	10.66	8.21
2009	10.66	.44	(.40)	.04	(.43)	—	(.43)	10.27	.53
2008	10.96	.43	(.29)	.14	(.43)	(.01)	(.44)	10.66	1.35
Class B (2/97)
2012	10.50	.36	.67	1.03	(.36)	—	(.36)	11.17	9.99
2011	10.69	.37	(.20)	.17	(.36)	—	(.36)	10.50	1.66
2010	10.30	.36	.40	.76	(.37)	—	(.37)	10.69	7.45
2009	10.69	.37	(.41)	(.04)	(.35)	—	(.35)	10.30	(.40)
2008	10.98	.35	(.28)	.07	(.35)	(.01)	(.36)	10.69	.89
Class C (1/94)
2012	10.43	.38	.67	1.05	(.38)	—	(.38)	11.10	10.24
2011	10.63	.39	(.21)	.18	(.38)	—	(.38)	10.43	1.75
2010	10.24	.38	.39	.77	(.38)	—	(.38)	10.63	7.68
2009	10.63	.39	(.41)	(.02)	(.37)	—	(.37)	10.24	(.04)
2008	10.93	.37	(.29)	.08	(.37)	(.01)	(.38)	10.63	.79
Class I (2/97)(f)
2012	10.43	.46	.67	1.13	(.46)	—	(.46)	11.10	11.07
2011	10.63	.47	(.21)	.26	(.46)	—	(.46)	10.43	2.54
2010	10.24	.46	.39	.85	(.46)	—	(.46)	10.63	8.48
2009	10.63	.46	(.40)	.06	(.45)	—	(.45)	10.24	.77
2008	10.93	.45	(.28)	.17	(.46)	(.01)	(.47)	10.63	1.58

58	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(d)
Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$104,821	.84%	.83%	4.03%	16%
96,309	.83	.82	4.28	3
108,590	.84	.83	4.19	6
104,963	.86	.83	4.40	13
115,211	.82	.82	3.97	22

1,279	1.59	1.58	3.29	16
1,817	1.58	1.57	3.52	3
3,342	1.59	1.58	3.45	6
4,565	1.61	1.58	3.65	13
6,774	1.57	1.57	3.22	22

34,504	1.39	1.38	3.48	16
31,425	1.38	1.37	3.73	3
34,199	1.39	1.38	3.64	6
30,338	1.41	1.38	3.86	13
28,319	1.38	1.38	3.41	22

42,782	.64	.63	4.23	16
43,068	.63	.62	4.47	3
45,772	.64	.63	4.39	6
49,861	.66	.63	4.60	13
77,668	.63	.63	4.16	22

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 — General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	59

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

LOUISIANA
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (9/89)
2012	$10.55	$.47	$.83	$1.30	$(.47)	$—	$(.47)	$11.38	12.53%
2011	10.58	.46	(.02)	.44	(.47)	—	(.47)	10.55	4.27
2010	9.96	.46	.63	1.09	(.47)	—	(.47)	10.58	11.14
2009	10.83	.48	(.85)	(.37)	(.47)	(.03)	(.50)	9.96	(3.30)
2008	11.20	.48	(.34)	.14	(.46)	(.05)	(.51)	10.83	1.24
Class C (2/94)
2012	10.51	.41	.83	1.24	(.41)	—	(.41)	11.34	11.97
2011	10.54	.41	(.03)	.38	(.41)	—	(.41)	10.51	3.70
2010	9.93	.40	.62	1.02	(.41)	—	(.41)	10.54	10.49
2009	10.80	.43	(.86)	(.43)	(.41)	(.03)	(.44)	9.93	(3.83)
2008	11.17	.41	(.33)	.08	(.40)	(.05)	(.45)	10.80	.70
Class I (2/97)(f)
2012	10.58	.49	.83	1.32	(.49)	—	(.49)	11.41	12.74
2011	10.61	.48	(.02)	.46	(.49)	—	(.49)	10.58	4.49
2010	9.99	.48	.63	1.11	(.49)	—	(.49)	10.61	11.35
2009	10.86	.49	(.84)	(.35)	(.49)	(.03)	(.52)	9.99	(3.09)
2008	11.23	.50	(.34)	.16	(.48)	(.05)	(.53)	10.86	1.46

60	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(d)
Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$81,109	.87%	.86%	4.31%	33%
69,299	.84	.84	4.44	17
69,510	.86	.86	4.47	14
64,722	.95	.87	4.86	5
69,716	1.05	.87	4.31	17

26,990	1.42	1.41	3.74	33
21,819	1.39	1.39	3.89	17
21,609	1.41	1.41	3.91	14
14,929	1.50	1.42	4.30	5
13,071	1.60	1.42	3.76	17

5,007	.67	.66	4.47	33
3,305	.64	.64	4.61	17
3,109	.66	.66	4.62	14
857	.78	.70	4.93	5
92	.85	.67	4.52	17

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 — General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	61

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

NORTH CAROLINA
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income Loss(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)		Total	Ending Net Asset Value	Total Return(c)
Class A (3/86)
2012	$10.36	$.41	$.71	$1.12	$(.41)	$—		$(.41)	$11.07	11.04%
2011	10.53	.42	(.18)	.24	(.41)	—		(.41)	10.36	2.30
2010	10.02	.42	.49	.91	(.40)	—		(.40)	10.53	9.26
2009	10.21	.41	(.20)	.21	(.40)	—		(.40)	10.02	2.27
2008	10.41	.40	(.19)	.21	(.41)	—	*	(.41)	10.21	2.14
Class B (2/97)
2012	10.38	.34	.70	1.04	(.34)	—		(.34)	11.08	10.15
2011	10.55	.34	(.18)	.16	(.33)	—		(.33)	10.38	1.56
2010	10.04	.34	.50	.84	(.33)	—		(.33)	10.55	8.48
2009	10.24	.34	(.21)	.13	(.33)	—		(.33)	10.04	1.39
2008	10.43	.33	(.19)	.14	(.33)	—	*	(.33)	10.24	1.46
Class C (10/93)
2012	10.36	.35	.72	1.07	(.36)	—		(.36)	11.07	10.47
2011	10.53	.36	(.18)	.18	(.35)	—		(.35)	10.36	1.77
2010	10.03	.36	.49	.85	(.35)	—		(.35)	10.53	8.58
2009	10.22	.36	(.20)	.16	(.35)	—		(.35)	10.03	1.71
2008	10.41	.35	(.19)	.16	(.35)	—	*	(.35)	10.22	1.64
Class I (2/97)(f)
2012	10.40	.44	.70	1.14	(.44)	—		(.44)	11.10	11.15
2011	10.57	.44	(.18)	.26	(.43)	—		(.43)	10.40	2.53
2010	10.05	.44	.50	.94	(.42)	—		(.42)	10.57	9.56
2009	10.25	.43	(.21)	.22	(.42)	—		(.42)	10.05	2.36
2008	10.43	.42	(.17)	.25	(.43)	—	*	(.43)	10.25	2.51

62	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(d)
Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$176,927	.81%	.80%	3.85%	9%
158,176	.80	.79	4.06	5
179,633	.82	.80	4.03	9
151,627	.87	.81	4.20	17
165,855	.91	.80	3.90	14

1,144	1.56	1.55	3.13	9
1,957	1.55	1.54	3.30	5
4,503	1.57	1.55	3.29	9
7,365	1.62	1.56	3.45	17
10,482	1.66	1.55	3.15	14

49,381	1.36	1.35	3.30	9
42,587	1.35	1.34	3.51	5
43,056	1.37	1.35	3.48	9
37,953	1.42	1.36	3.66	17
34,090	1.46	1.35	3.35	14

211,559	.61	.60	4.05	9
197,520	.60	.59	4.26	5
214,030	.62	.60	4.23	9
173,940	.67	.61	4.40	17
175,832	.71	.60	4.10	14

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 — General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	63

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TENNESSEE
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income Loss(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (11/87)
2012	$11.24	$.45	$.83	$1.28	$(.45)	$(.03)	$(.48)	$12.04	11.64%
2011	11.40	.46	(.17)	.29	(.45)	—	(.45)	11.24	2.64
2010	10.91	.46	.48	.94	(.45)	—	(.45)	11.40	8.77
2009	11.12	.46	(.15)	.31	(.45)	(.07)	(.52)	10.91	3.06
2008	11.27	.45	(.09)	.36	(.45)	(.06)	(.51)	11.12	3.32
Class B (2/97)
2012	11.24	.36	.83	1.19	(.36)	(.03)	(.39)	12.04	10.84
2011	11.40	.38	(.17)	.21	(.37)	—	(.37)	11.24	1.88
2010	10.91	.38	.48	.86	(.37)	—	(.37)	11.40	8.00
2009	11.13	.38	(.16)	.22	(.37)	(.07)	(.44)	10.91	2.21
2008	11.28	.37	(.09)	.28	(.37)	(.06)	(.43)	11.13	2.55
Class C (10/93)
2012	11.23	.38	.83	1.21	(.39)	(.03)	(.42)	12.02	10.99
2011	11.39	.40	(.17)	.23	(.39)	—	(.39)	11.23	2.09
2010	10.90	.40	.48	.88	(.39)	—	(.39)	11.39	8.20
2009	11.11	.40	(.15)	.25	(.39)	(.07)	(.46)	10.90	2.49
2008	11.26	.39	(.09)	.30	(.39)	(.06)	(.45)	11.11	2.77
Class I (2/97)(f)
2012	11.23	.47	.82	1.29	(.47)	(.03)	(.50)	12.02	11.79
2011	11.39	.48	(.16)	.32	(.48)	—	(.48)	11.23	2.86
2010	10.90	.49	.47	.96	(.47)	—	(.47)	11.39	9.02
2009	11.11	.48	(.14)	.34	(.48)	(.07)	(.55)	10.90	3.29
2008	11.27	.47	(.09)	.38	(.48)	(.06)	(.54)	11.11	3.45

64	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(d)
Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$334,205	.82%	.81%	3.84%	16%
299,678	.81	.81	4.11	19
301,055	.82	.82	4.14	5
277,228	.83	.83	4.30	9
269,628	.88	.83	4.02	24

1,640	1.57	1.56	3.11	16
2,798	1.56	1.56	3.36	19
4,749	1.57	1.57	3.40	5
7,443	1.57	1.57	3.54	9
10,494	1.63	1.58	3.27	24

97,520	1.37	1.36	3.28	16
73,960	1.36	1.36	3.56	19
72,563	1.37	1.37	3.58	5
53,849	1.38	1.38	3.74	9
50,877	1.43	1.38	3.47	24

24,687	.62	.61	4.01	16
12,410	.61	.61	4.30	19
8,720	.61	.61	4.32	5
4,958	.63	.63	4.50	9
3,534	.68	.63	4.22	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 — General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	65

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Multistate Trust III (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Georgia Municipal Bond Fund (“Georgia”), Nuveen Louisiana Municipal Bond Fund (“Louisiana”), Nuveen North Carolina Municipal Bond Fund (“North Carolina”) and Nuveen Tennessee Municipal Bond Fund (“Tennessee”) (each a “Fund” and collectively, the “Funds”). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal and its respective state’s personal income tax. Each Fund invests at least 80% of its net assets in investment grade municipal bonds, which are those rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principle investment strategies, and principal risks.

Effective at the close of business on February 15, 2012, Class B Shares of Louisiana were converted to Class A Shares and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds and forward swap contracts are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed

66	Nuveen Investments

delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2012, Louisiana and Tennessee had outstanding when-issued/delayed delivery purchase commitments of $1,700,000 and $12,075,394, respectively. There were no outstanding purchase commitments in any of the other Funds.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An

Nuveen Investments	67

Notes to Financial Statements (continued)

investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” on the Statement of Operations.

During the fiscal year ended May 31, 2012, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At May 31, 2012, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Maximum exposure to Recourse Trusts	$—	$3,000,000	$—	$—

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Funds during the fiscal year ended May 31, 2012, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Average floating rate obligations outstanding	$3,380,000	$1,699,795	$12,655,000	$4,598,361
Average annual interest rate and fees	0.51%	0.66%	0.36%	0.66%

Forward Swap Contracts

Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increase or decrease. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on forward swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of forward swaps.”

Each Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from forward swaps.” Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

During the fiscal year ended May 31, 2012, North Carolina entered into forward interest rate swap contracts to reduce the duration of its portfolio. The average notional amount of forward interest rate swap contracts outstanding during the fiscal year ended May 31, 2012, was as follows:

North Carolina
Average notional amount of forward interest rate swap contracts outstanding*	$9,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward swap contract activity.

68	Nuveen Investments

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that were not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Nuveen Investments	69

Notes to Financial Statements (continued)

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of May 31, 2012:

Georgia	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$183,005,986	$—	$183,005,986

Louisiana	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$115,342,232	$—	$115,342,232

North Carolina	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$447,610,438	$—	$447,610,438
Derivatives:
Forward Swaps*	—	(462,608)	—	(462,608)
Total	$—	$447,147,830	$—	$447,147,830

Tennessee	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$460,253,171	$—	$460,253,171
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The following is a reconciliation of Tennessee’s Level 3 investments held at the beginning and end of the measurement period:

Tennessee Level 3 Municipal Bonds
Balance at the beginning of period	$249,500
Gains (losses):
Net realized gains (losses)	—
Change in net unrealized appreciation (depreciation)	186,061
Purchases at cost	—
Sales at proceeds	(335,811)
Net discounts (premiums)	—
Transfers in to	—
Transfers out of	(99,750)
Balance at the end of period	$—
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of period end	$—

During the fiscal year ended May 31, 2012, the Funds recognized no significant transfers to or from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Funds as of May 31, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure. North Carolina invested in derivative instruments during the fiscal year ended May 31, 2012.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Forward Swaps	Unrealized appreciation on forward swaps*	$—	Unrealized depreciation on forward swaps*	$462,608
*	Represents cumulative gross unrealized appreciation (depreciation) of forward swap contracts as reported in the Fund’s Portfolio of Investments.

70	Nuveen Investments

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended May 31, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Realized Gain (Loss) from Forward Swaps	North Carolina
Risk Exposure
Interest Rate	$(1,535,000)

Change in Net Unrealized Appreciation (Depreciation) of Forward Swaps	North Carolina
Risk Exposure
Interest Rate	$(1,549,213)

4. Fund Shares

Transactions in Fund shares were as follows:

	Georgia
	Year Ended 5/31/12		Year Ended 5/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	924,245	$10,051,734	548,368	$5,761,947
Class A – automatic conversion of Class B Shares	38,275	412,275	31,554	331,684
Class B	2,154	22,885	5,755	60,402
Class C	453,586	4,907,741	449,610	4,728,857
Class I	626,280	6,774,868	1,060,609	11,006,174
Shares issued to shareholders due to reinvestment of distributions:
Class A	228,225	2,473,567	227,458	2,385,814
Class B	3,132	33,958	5,504	58,075
Class C	55,623	601,198	54,837	573,875
Class I	18,549	200,905	12,369	129,397
	2,350,069	25,479,131	2,396,064	25,036,225
Shares redeemed:
Class A	(982,249)	(10,647,723)	(1,789,683)	(18,674,381)
Class B	(25,700)	(278,176)	(119,157)	(1,242,254)
Class B – automatic conversion to Class A Shares	(38,163)	(412,275)	(31,460)	(331,684)
Class C	(412,845)	(4,461,370)	(709,405)	(7,339,602)
Class I	(918,475)	(9,889,451)	(1,249,498)	(12,969,951)
	(2,377,432)	(25,688,995)	(3,899,203)	(40,557,872)
Net increase (decrease)	(27,363)	$(209,864)	(1,503,139)	$(15,521,647)

	Louisiana
	Year Ended 5/31/12		Year Ended 5/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,456,682	$16,129,434	1,064,733	$11,223,913
Class A – automatic conversion of Class B Shares	39,309	443,313	29,998	315,963
Class B	49	543	257	3,351
Class C	554,676	6,122,260	385,284	4,012,908
Class I	155,557	1,735,352	141,527	1,478,150
Shares issued to shareholders due to reinvestment of distributions:
Class A	189,927	2,099,224	161,807	1,693,726
Class B	704	7,670	2,392	25,133
Class C	40,982	451,140	36,212	377,489
Class I	11,608	128,797	9,762	102,748
	2,449,494	27,117,733	1,831,972	19,233,381
Shares redeemed:
Class A	(1,128,294)	(12,480,631)	(1,256,095)	(13,052,450)
Class B	(24,962)	(272,313)	(69,247)	(732,438)
Class B – automatic conversion to Class A Shares	(39,343)	(443,313)	(30,023)	(315,963)
Class C	(291,120)	(3,209,022)	(395,037)	(4,096,634)
Class I	(40,863)	(452,888)	(131,875)	(1,381,911)
	(1,524,582)	(16,858,167)	(1,882,277)	(19,579,396)
Net increase (decrease)	924,912	$10,259,566	(50,305)	$(346,015)

Nuveen Investments	71

Notes to Financial Statements (continued)

	North Carolina
	Year Ended 5/31/12		Year Ended 5/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,168,886	$23,337,476	2,382,028	$24,577,907
Class A – automatic conversion of Class B Shares	27,912	295,667	88,263	918,479
Class B	167	1,786	836	8,670
Class C	752,157	8,089,423	835,053	8,711,763
Class I	4,507,664	48,486,396	4,635,776	48,266,925
Shares issued to shareholders due to reinvestment of distributions:
Class A	379,534	4,084,813	361,180	3,754,973
Class B	3,484	37,378	5,463	56,971
Class C	89,225	958,466	89,473	929,703
Class I	162,839	1,765,856	91,085	949,171
	8,091,868	87,057,261	8,489,157	88,174,562
Shares redeemed:
Class A	(1,853,656)	(19,854,069)	(4,628,037)	(47,540,652)
Class B	(61,057)	(656,777)	(156,476)	(1,618,775)
Class B – automatic conversion to Class A Shares	(27,864)	(295,667)	(88,104)	(918,479)
Class C	(487,696)	(5,209,235)	(902,602)	(9,267,264)
Class I	(4,613,059)	(49,764,858)	(5,984,959)	(61,353,238)
	(7,043,332)	(75,780,606)	(11,760,178)	(120,698,408)
Net increase (decrease)	1,048,536	$11,276,655	(3,271,021)	$(32,523,846)

	Tennessee
	Year Ended 5/31/12		Year Ended 5/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,407,455	$39,663,375	3,583,440	$40,477,159
Class A – automatic conversion of Class B Shares	62,250	713,952	92,760	1,043,775
Class B	206	2,397	2,608	30,110
Class C	1,988,073	23,299,593	1,670,840	18,955,940
Class I	1,071,463	12,524,505	599,138	6,756,543
Shares issued to shareholders due to reinvestment of distributions:
Class A	734,303	8,547,718	639,265	7,203,291
Class B	3,501	40,648	6,322	71,421
Class C	144,260	1,679,199	126,419	1,424,122
Class I	33,317	389,093	22,093	248,818
	7,444,828	86,860,480	6,742,885	76,211,179
Shares redeemed:
Class A	(3,102,051)	(36,038,585)	(4,063,893)	(45,571,775)
Class B	(54,175)	(622,385)	(83,793)	(945,357)
Class B – automatic conversion to Class A Shares	(62,234)	(713,952)	(92,731)	(1,043,775)
Class C	(606,470)	(7,026,860)	(1,581,206)	(17,601,424)
Class I	(156,655)	(1,828,881)	(281,547)	(3,146,081)
	(3,981,585)	(46,230,663)	(6,103,170)	(68,308,412)
Net increase (decrease)	3,463,243	$40,629,817	639,715	$7,902,767

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions, where applicable) during the fiscal year ended May 31, 2012, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Purchases	$29,259,342	$46,909,420	$47,083,510	$113,347,345
Sales and maturities	28,415,811	34,251,464	38,455,815	64,232,223

72	Nuveen Investments

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Cost of investments	$168,655,563	$105,660,310	$396,929,372	$413,757,180
Gross unrealized:
Appreciation	$11,501,402	$7,869,754	$38,318,228	$38,620,686
Depreciation	(531,433)	(62,832)	(291,370)	(374,695)
Net unrealized appreciation (depreciation) of investments	$10,969,969	$7,806,922	$38,026,858	$38,245,991

Permanent differences, primarily due to federal taxes paid and taxable market discount, resulted in reclassifications among the Funds’ components of net assets at May 31, 2012, the Funds’ tax year end, as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Capital paid-in	$—	$1,729	$30,989	$7,372
Undistributed (Over-distribution of) net investment income	(7)	(3,474)	(37,482)	(20,326)
Accumulated net realized gain (loss)	7	1,745	6,493	12,954

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2012, the Funds’ tax year end, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Undistributed net tax-exempt income*	$653,612	$460,494	$2,036,508	$1,138,093
Undistributed net ordinary income**	14,561	—	—	745,966
Undistributed net long-term capital gains	—	—	—	1,091,527
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2012 through May 31, 2012, and paid on June 1, 2012.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2012 and May 31, 2011, was designated for purposes of the dividends paid deduction as follows:

2012	Georgia	Louisiana	North Carolina	Tennessee
Distributions from net tax-exempt income***	$7,078,668	$4,243,635	$16,277,889	$15,605,664
Distributions from net ordinary income**	—	—	—	206,166
Distributions from net long-term capital gains****	—	—	—	1,016,611

2011	Georgia	Louisiana	North Carolina	Tennessee
Distributions from net tax-exempt income	$7,558,321	$4,199,763	$17,002,822	$15,236,318
Distributions from net ordinary income**	—	—	—	116,883
Distributions from net long-term capital gains	—	—	—	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2012, as Exempt Interest Dividends.
****	The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2012.

At May 31, 2012, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Georgia	Louisiana	North Carolina
Expiration:
May 31, 2016	$—	$—	$1,256,363
May 31, 2017	3,394,992	—	1,649,881
May 31, 2018	3,466,007	2,040,613	4,606,864
May 31, 2019	—	107,840	—
Total	$6,860,999	$2,148,453	$7,513,108

Nuveen Investments	73

Notes to Financial Statements (continued)

During the Funds’ tax year ended May 31, 2012, the following Funds utilized capital loss carryforwards as follows:

	Georgia	Louisiana
Utilized capital loss carryforwards	$394,189	$311,473

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

North Carolina
Post-enactment losses:
Short-term	$—
Long-term	858,810

The Funds have elected to defer losses incurred from November 1, 2011 through May 31, 2012, the Funds’ tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

North Carolina
Post-October capital losses	$161
Late-year ordinary losses	—

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

74	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of May 31, 2012, the complex-level fee rate for each of these Funds was .1735%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with the Sub-Advisor, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen–advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen–advised funds.

During the fiscal year ended May 31, 2012, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Sales charges collected (Unaudited)	$176,580	$197,126	$289,108	$455,336
Paid to financial intermediaries (Unaudited)	150,662	174,021	248,192	398,368

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Commission advances (Unaudited)	$50,443	$100,379	$100,671	$276,441

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2012, the Distributor retained such 12b-1 fees as follows:

	Georgia	Louisiana	North Carolina	Tennessee
12b-1 fees retained (Unaudited)	$38,570	$29,644	$58,277	$118,236

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Nuveen Investments	75

Notes to Financial Statements (continued)

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2012, as follows:

	Georgia	Louisiana	North Carolina	Tennessee
CDSC retained (Unaudited)	$4,418	$5,226	$5,346	$15,268

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

76	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	222
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	222
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	222
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	222
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	222
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	222
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	222

Nuveen Investments	77

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	222
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008); Mather Foundation Board (since 2012) and a member of its investment committee; formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	222

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	222
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	222
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011) previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	222

78	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	222
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	222
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	222
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	222
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	222
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	222
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	222

Nuveen Investments	79

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	100

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

80	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Board visited with the Sub-Advisor’s municipal team in Minneapolis in September 2011, and with the Sub-Advisor’s municipal team in Chicago in November 2011. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s

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Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included efforts to eliminate product overlap through mergers or liquidations; commencement of various new funds; elimination of insurance mandates for various funds; updates in investment policies or guidelines for several funds; and reductions in management fees and expense caps for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In this regard, the Independent Board Members noted that the Performance Peer Groups of the Nuveen Louisiana Municipal Bond Fund (the “Louisiana Fund”) and the Nuveen Tennessee Municipal Bond Fund (the “Tennessee Fund”) were classified as having significant differences from such Funds based on various considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

82	Nuveen Investments

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Nuveen North Carolina Municipal Bond Fund (the “North Carolina Fund”) and the Nuveen Georgia Municipal Bond Fund (the “Georgia Fund”) had satisfactory performance compared to their peers, performing in the second or third quartile over various periods. With respect to the Louisiana Fund and the Tennessee Fund which, as noted above, had significant differences with their Performance Peer Groups, the Independent Board Members considered the performance of such Funds compared to their benchmarks and noted that the Louisiana Fund outperformed its benchmark in the one- and three-year periods and the performance of the Tennessee Fund was similar to that of its benchmark for the one- and three-year periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio. The Independent Board Members noted that the Georgia Fund, Louisiana Fund and Tennessee Fund each had net management fees slightly higher or higher than the peer average but net expense ratios below or in line with the peer average. They noted that the North Carolina Fund had net management fees and a net expense ratio (including fee waivers and expense reimbursements) in line with its peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them

Nuveen Investments	83

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that

84	Nuveen Investments

each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Lipper Georgia Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Georgia Municipal Debt Funds Classification Average. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper North Carolina Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper North Carolina Municipal Debt Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. The Shareholders should note that the performance of the Lipper Other States Average represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Funds’s liabilities, and dividing by the number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Standard & Poor’s (S&P) Georgia Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Georgia municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Standard & Poor’s (S&P) Louisiana Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Louisiana municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Standard & Poor’s (S&P) Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Standard & Poor’s (S&P) North Carolina Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade North Carolina municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Standard & Poor’s (S&P) Tennessee Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Tennessee municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

86	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	87

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $227 billion as of March 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-MS5-0512D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended May 31, 2012	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Georgia Municipal Bond Fund	24,021	0	580	0
Louisiana Municipal Bond Fund	23,694	0	580	0
North Carolina Municipal Bond Fund	25,168	0	580	0
Tennessee Municipal Bond Fund	25,187	0	580	0

Total	$98,070	$0	$2,320	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Georgia Municipal Bond Fund	0%	0%	0%	0%
Louisiana Municipal Bond Fund	0%	0%	0%	0%
North Carolina Municipal Bond Fund	0%	0%	0%	0%
Tennessee Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2011	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Georgia Municipal Bond Fund	15,567	0	565	0
Louisiana Municipal Bond Fund	15,004	0	565	0
North Carolina Municipal Bond Fund	17,201	0	565	0
Tennessee Municipal Bond Fund	17,021	0	565	0

Total	$64,793	$0	$2,260	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Georgia Municipal Bond Fund	0%	0%	0%	0%
Louisiana Municipal Bond Fund	0%	0%	0%	0%
North Carolina Municipal Bond Fund	0%	0%	0%	0%
Tennessee Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2012	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2011	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2012	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Georgia Municipal Bond Fund	580	0	0	580
Louisiana Municipal Bond Fund	580	0	0	580
North Carolina Municipal Bond Fund	580	0	0	580
Tennessee Municipal Bond Fund	580	0	0	580

Total	$2,320	$0	$0	$2,320

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Fiscal Year Ended May 31, 2011	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Georgia Municipal Bond Fund	565	0	0	565
Louisiana Municipal Bond Fund	565	0	0	565
North Carolina Municipal Bond Fund	565	0	0	565
Tennessee Municipal Bond Fund	565	0	0	565

Total	$2,260	$0	$0	$2,260

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust III

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: August 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: August 8, 2012

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: August 8, 2012